UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

VALENCE TECHNOLOGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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VALENCE TECHNOLOGY, INC.
12303 Technology Blvd., Suite 950
Austin, Texas 78727

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME	9:00 a.m. Central Daylight Time on September 8, 2009.

PLACE	Valence Technology, Inc. Conference Room 12303 Technology Blvd., Suite 950 Austin, TX 78727

ITEMS OF BUSINESS	(1) To elect five members of the Board of Directors;

(2) To ratify the selection of PMB Helin Donovan, LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2010;

(3) To approve the adoption of the Valence Technology, Inc. 2009 Equity Incentive Plan, which is attached to the Proxy Statement as Appendix A; and

(4) To transact such other business as may properly come before the meeting and any adjournment or postponement.

RECORD DATE	You can vote if, at the close of business on July 10, 2009, you were a stockholder of the Company.

PROXY VOTING
All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote promptly either by phone, by Internet or by signing and returning the proxy card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS	The Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2009 are available electronically at http://www.proxyvote.com.

July 29, 2009	/s/ Robert L. Kanode
Robert L. Kanode Chief Executive Officer

VALENCE TECHNOLOGY, INC.
12303 Technology Blvd., Suite 950
Austin, Texas 78727

PROXY STATEMENT

These proxy materials are made available in connection with the solicitation by the Board of Directors (referred to as the “Board”) of Valence Technology, Inc., a Delaware corporation (referred to as the “Company,” “we” or “us”), of proxies to be voted at our Annual Meeting of Stockholders for the fiscal year ended March 31, 2009 (our “Annual Meeting”) and at any adjournments or postponements.

You are invited to attend our Annual Meeting on Tuesday, September 8, 2009, beginning at 9:00 a.m. Central Daylight Time. The meeting will be held at Valence Technology, Inc., 12303 Technology Blvd., Suite 950, Austin, TX, 78727.

On or about July 29, 2009, proxy materials for the Annual Meeting, including this Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2009 (the “Annual Report”), are being made available to stockholders entitled to vote at the Annual Meeting.

Stockholders Entitled to Vote

Holders of our common stock at the close of business on July 10, 2009, are entitled to receive this notice and to vote their shares at the Annual Meeting. Common stock is the only outstanding class of securities entitled to vote at the Annual Meeting. As of July 10, 2009, there were 124,904,664 shares of our common stock outstanding. A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and at our principal executive offices, between the hours of 9:00 a.m. and 5:00 p.m., Central Daylight Time, for 10 days prior to the Annual Meeting.

Voting

Each share of our common stock is entitled to one vote on each matter properly brought before the meeting. All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If you vote, whether by phone, by Internet or by signing and returning your proxy, without specifying how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the directors proposed by our Board unless the authority to vote for the election of such directors is withheld and, if no contrary instructions are given, the proxy will also be voted FOR the approval of Proposal Two, ratification of the selection of PMB Helin Donovan, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2010, and FOR the approval of Proposal Three, approval of the adoption of the Valance Technology, Inc. 2009 Equity Incentive Plan, in each case as more fully described in this Notice of Annual Meeting and Proxy Statement. You may revoke or change your proxy at any time before the Annual Meeting.  If your shares are registered in your name, you may revoke your proxy by filing with our Corporate Secretary at our principal executive offices at 12303 Technology Blvd., Suite 950, Austin, TX, 78727, a notice of revocation or another signed proxy with a later date.   If your shares are registered in street name, you should contact your broker, bank or nominee to arrange a revocation.

Internet Voting

A number of brokerage firms and banks offer Internet voting options. The Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. Stockholders should check their proxy card or voting instructions forwarded by their broker, bank or other holder of record to see how they may vote via the Internet. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from telephone companies and Internet access providers, that must be borne by the stockholder.

Proxies

Your vote is important. If your shares are registered in your name, you are a stockholder of record. If your shares are in the name of your broker or bank, your shares are held in “street name.”  We encourage you to vote by proxy so that your shares will be represented and voted at the meeting even if you cannot attend.  All stockholders can vote by written proxy card, by phone or by Internet.  Your submission of the proxy will not limit your right to vote at the Annual Meeting if you later decide to attend in person.  If your shares are held in street name, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote at the meeting.

Delivery of Notice of Internet Availability

In accordance with the rules adopted by the Securities and Exchange Commission, or SEC, except for stockholders who have requested otherwise, we have generally mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”).  The Notice of Internet Availability provides instructions either for accessing our proxy materials, including this Proxy Statement and the Annual Report, at the website address referred to in the Notice of Internet Availability, or for requesting printed copies of the proxy materials by mail or electronically by mail.  If you would like to receive a paper or email copy of our proxy materials either for this Annual Meeting or for all future meetings, you should follow the instructions for requesting such materials included in the Notice of Internet Availability sent to you.

Most stockholders of Valence hold their shares through a broker, bank or other nominee (that is, in “street name”) rather than directly in their own name.  If you hold your shares in street name, the Notice of Internet Availability or a printed set of the proxy materials, together with a voting instruction form, will be forwarded to you by your broker, bank or other nominee.  If your shares are registered directly in your name, the Notice of Internet Availability or a printed set of the proxy materials, together with a proxy card, has been sent to you directly by Valence.

Quorum

The presence, in person or by proxy, of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for determining the presence of a quorum. Broker non-votes occur when a broker holding customer securities in street name has not received voting instructions from the customer on certain non-routine matters and, therefore, is barred by the rules of the applicable securities exchange from exercising discretionary authority to vote those securities.

Delivery of Documents to Security Holders Sharing an Address

We are delivering, or making available electronically, this Proxy Statement and our Annual Report to all stockholders of record as of the record date.  Stockholders residing in the same household who hold their shares in street name may receive only one Proxy Statement and Annual Report if previously notified by their bank, broker, or other holder.  This process by which only one annual report or proxy statement, as the case may be, is delivered to multiple security holders sharing an address, unless contrary instructions are received from one or more of the security holders, is called “householding.” Householding may provide convenience for stockholders and cost savings for companies.  Once begun, householding may continue unless instructions to the contrary are received from one or more of the stockholders within the household.

Street name stockholders in a single household who received only one copy of the Proxy Statement and Annual Report may request to receive separate copies in the future by following the instructions provided on the voting instruction form sent to them by their bank, broker, or other holder of record.  Similarly, street name stockholders who are receiving multiple copies may request that only a single set of materials be sent to them in the future by checking the appropriate box on the voting instruction form.  Otherwise, street name stockholders should contact their bank, broker, or other holder.

Solicitation Of Proxies

We will bear the entire cost of solicitation, including the preparation, assembly, printing, mailing and electronic posting of the Notice of Internet Availability, this Proxy Statement, the proxy and any additional solicitation materials made available to the stockholders. Copies of solicitation materials will be made available to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies may be supplemented by a solicitation by telephone, telegram or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to make any supplemental solicitation of proxies.

Code Of Business Conduct and Code Of Ethics

We have adopted a Code of Business Conduct and a Code of Ethics applicable to all of our employees, including our Chief Executive Officer, Chief Financial Officer, and all other senior financial executives, and to our directors when acting in their capacity as directors. Our Code of Business Conduct and our Code of Ethics are designed to set the standards of business conduct and ethics and to help directors and employees resolve ethical issues.  The purpose of our Code of Business Conduct and our Code of Ethics is to ensure to the greatest possible extent that our business is conducted in a consistently legal and ethical manner.  Employees may submit concerns or complaints regarding audit, accounting, internal controls or other ethical issues on a confidential basis by means of a toll-free telephone call or an anonymous email.  We investigate all concerns and complaints.  Copies of our Code of Business Conduct and our Code of Ethics are available to investors free of charge upon written request.  Any request should be sent by mail to Valence Technology, Inc., 12303 Technology Blvd., Suite 950, Austin, Texas 78727, Attn: General Counsel, or should be made by telephone by calling our General Counsel at (888) 825-3623.

We intend to disclose on our website amendments to, or waivers from, any provision of our Code of Business Conduct and our Code of Ethics that apply to our Chief Executive Officer, Chief Financial Officer, and persons performing similar functions and amendments to, or waivers from, any provision which relates to any element of our Code of Business Conduct and our Code of Ethics described in Item 406(b) of Regulation S-K.

Our Code of Business Conduct and Code of Ethics are posted on our Internet website located at www.valence.com by going to the "Company" page, clicking on the "Investor Relations” tab and then clicking on "Corporate Governance.”

Stockholder Proposals

Any stockholder who intends to present a proposal at the 2010 Annual Meeting of Stockholders for inclusion in our proxy statement and proxy form relating to that Annual Meeting must submit the proposal to us at our principal executive offices by March 31, 2010.  In addition, in the event we do not receive a stockholder proposal by March 31, 2010, the proxy to be solicited by the Board for the 2010 Annual Meeting will confer discretionary authority on the holders of the proxy to vote the shares if the proposal is presented at the 2010 Annual Meeting without any discussion of the proposal in the proxy statement for that meeting.  The rules and regulations of the SEC provide that if the date of our 2010 Annual Meeting is advanced or delayed more than 30 days from the date of the 2009 Annual Meeting, we must receive stockholder proposals intended to be included in the proxy materials for the 2010 Annual Meeting within a reasonable time before we begin to print or post on the Internet our proxy materials for the 2010 Annual Meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

Proposal One is the election of five members of our Board. Our Fourth Amended and Restated Bylaws provide that the number of directors constituting the Board shall be between four and seven, to be fixed by the Board from time to time. The Board has currently fixed the number of directors at five.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below. If any nominee is unwilling to serve as a director at the time of the Annual Meeting, the proxies will be voted for such other nominee(s) as shall be designated by the then current Board to fill any vacancy. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

The Board proposes the election of the following nominees as directors:

Carl E. Berg
Robert L. Kanode
Vassilis G. Keramidas
Bert C. Roberts, Jr.
Donn V. Tognazzini

If elected, the foregoing five nominees are expected to serve until the 2010 Annual Meeting of Stockholders. The five nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected.

The principal occupation and certain other information about the nominees and certain executive officers and significant employees are set forth on the following pages.

The Board of Directors Unanimously Recommends a Vote “FOR” the Election of the Nominees Listed Above.

MANAGEMENT

Directors and Executive Officers

The following tables set forth certain information with respect to our directors, officers and significant employees as of July 10, 2009. The following persons serve as our directors:

Directors	Age	Present Position
Carl E. Berg	72	Director and Chairman of the Board
Robert L. Kanode	59	Director
Vassilis G. Keramidas (1)(2)	69	Director
Bert C. Roberts, Jr. (1)(2)(3)	66	Director
Donn V. Tognazzini (1)(2)(4)	75	Director

(1)  Member of Audit Committee.
(2)  Member of the Compensation Committee.
(3)  Chairman of the Compensation Committee.
(4)  Chairman of the Audit Committee.

The following persons serve as our executive officers:

Executive Officers	Age	Present Position
Robert L. Kanode	59	Chief Executive Officer and President
Ross A. Goolsby	42	Chief Financial Officer
Alastair Johnston	39	Vice President, Worldwide Marketing & Sales
Khoon Cheng Lim	64	Chief Technology Officer
Roger A. Williams	61	General Counsel, Vice President of Legal and Assistant Secretary

Our executive officers are appointed by and serve at the discretion of the Board. There are no family relationships between any director and any executive officer.

Carl E. Berg.  Mr. Berg helped found us, has served on the Board since September 1991 and currently serves as the Chairman of the Board.  Mr. Berg has been a major Silicon Valley industrial real estate developer and a private venture capital investor.  Mr. Berg also serves as the chairman of the board, chief executive officer and director of Mission West Properties, Inc., a real estate investment company, and as a director of Monolithic Systems, Inc. Mr. Berg holds a Bachelor of Arts degree in Business Administration from the University of New Mexico, Albuquerque.

Robert L. Kanode.  Mr. Kanode joined us as our President and Chief Executive Officer in March 2007 and is a member of our Board.  Mr. Kanode has over 14 years of experience in the battery industry.  From 2001 to 2006, Mr. Kanode served as a senior partner for The Sales & Performance Group, a consulting group based in New York, where he worked with Fortune 500 companies to commercialize their products and services, to develop manufacturing, marketing, sales and service functions, and to identify and develop global niche retail and OEM markets.  Prior to his tenure there, Mr. Kanode served as president of OptiTec LLC and other private companies. Mr. Kanode holds a Bachelor of Science degree in Aviation Management from Auburn University.

Vassilis G. Keramidas.  Dr. Keramidas joined us as a director in August 2004.  Dr. Keramidas currently serves as the managing director of Keramidas International Associates, LLC, which provides consulting services in connection with the generation, management, commercialization and disposition of intellectual property, technology commercialization and strategic research planning.  He is currently a director of Twenty First Century Battery, LTD.  From 1997 to 2003, Dr. Keramidas served as vice president of formative technologies at Telcordia Technologies (formerly Bellcore), and from 1984 to 1997, he served in director and executive director of research positions with Bellcore.  Prior to that, Dr. Keramidas worked as a researcher and research director at Bell Laboratories from 1973 to 1983.  Dr. Keramidas holds a Bachelor’s Degree in Physics from Rockford College, a Bachelor’s Degree in Electrical Engineering from the University of Illinois, a Master’s Degree in Physics from John Carroll University and a Ph.D. in Solid State Science (Applied Physics) from the Materials Research Laboratory of Pennsylvania State University.  For his contributions to his field and his technical leadership, Dr. Keramidas has been elected a Fellow of the Institute of Electrical and Electronic Engineers.

Bert C. Roberts, Jr.  Mr. Roberts originally joined us as a director in 1992 and served until 1993 prior to rejoining us as a director in 1998.  Mr. Roberts served as the outside chairman of WorldCom, Inc. from 1998 until December 2002.  On July 21, 2002, WorldCom, Inc. and substantially all of its active U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York.  Mr. Roberts served as chairman of MCI, a telecommunications company, from 1996 until 1998, chairman and chief executive officer from 1992 to 1996, and chief executive officer in 1991 after having served as president and chief operating officer since 1985.  In 2002, Mr. Roberts retired, and now serves on the board of the Prostate Cancer Foundation and is on the advisory boards of several high tech companies.  Mr. Roberts holds a Bachelor of Science degree in Engineering from Johns Hopkins University.

Donn V. Tognazzini.   Mr. Tognazzini joined us as a director in July 2008.  From November 1998 to December 2007, prior to its merger with Venoco Inc., he was the president and chief executive officer of Gato Corporation, an independent oil producer.  Mr. Tognazzini was senior vice president and later executive vice president of Starbuck, Tisdale & Associates, a professional investment management firm, from 1986 to 2005.  He has over four decades of executive experience in the financial services industry, including serving as corporate vice president and manager for First Boston Corporation and Bache, Halsey, Stuart, Shields.  Early in his career, Mr. Tognazzini served two years as a Naval Intelligence officer.  Mr. Tognazzini holds a Bachelor of Arts degree from Stanford University and a Masters in Business Administration from Harvard Business School.

Ross A. Goolsby.  Mr. Goolsby joined us in November 2008 and serves as our Chief Financial Officer, leading our worldwide financial operations.  Prior to joining Valence, he served as senior vice president and chief financial officer for publicly traded Healthtronics Inc. from 2007 to 2008, where he oversaw the finance and treasury departments. From 2001 to 2006, Mr. Goolsby held the position of chief financial officer with publicly traded SigmaTel, Inc. Prior to that he held the position of chief financial officer at Utiliserve, Inc. He began his career working in the Houston and Dallas offices of Ernst & Young. Mr. Goolsby earned a Bachelor of Business Administration in Accounting from the University of Houston.

Alastair Johnston.  Mr. Johnston joined us in February 2004 as our Director of European Sales.  In August 2007 Mr. Johnston became the Company’s Vice President, Worldwide Marketing & Sales.  Mr. Johnston’s 20-year background includes experience in development, sales and marketing, and project management in the automotive, telecommunications and battery technology sectors.  Mr. Johnston is a First Class Honors graduate of Queens University in Belfast, where he studied electrical and electronic engineering.  A member of the Institute of Electrical Engineers, Mr. Johnston also speaks German and French.

Khoon Cheng Lim, Ph.D.  In November 2008 we announced the appointment of Dr. Lim as our Chief Technology Officer.  Dr. Lim provided consulting services to us in 2007 and 2008 prior to his appointment as our Chief Technology Officer.  Dr. Lim also serves as the president and co-founder of Pleiades Battery Manufacturing, a lithium-ion battery development and manufacturing company.  From 2005 to 2007, Dr. Lim served as the general manager and co-founder of Energy Sciences International, LLC, a consulting firm specializing in lithium-ion battery manufacturing technologies and advanced production machine designs.  From 1998 to 2005, Dr. Lim served as the chief technology officer, general manager and co-founder of Macro Energy-Tech, Inc., a consumer electronics lithium-ion battery producer.  Additionally, Dr. Lim held positions with Hughes Research Laboratory and The Institute of Conducting Polymer and Organic Solids.  He was a post doctoral fellow of Los Alamos National Laboratory.  Dr. Lim holds a Ph.D. in Physics from SUNY-Buffalo and both a Masters of Education and a Bachelors of Science in Physics from the University of Malaya in Kuala Lampur.  He is a member of the American Institute of Physics and the Electrochemical Society.

Roger A. Williams.  Mr. Williams joined us in April 2001 and serves as our General Counsel, Vice President of Legal and Assistant Secretary.  Mr. Williams has been a practicing intellectual property attorney for 34 years, having practiced in both private law firm and corporate positions.  From 1991 to 2001, Mr. Williams served as chief patent counsel and associate general counsel for the pharmaceutical company G.D. Searle & Co.  Mr. Williams has his Juris Doctor degree from Drake University Law School and a Bachelor of Science degree in Chemistry from Western Illinois University.  He is a member of the California and Indiana bars.

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

Director Independence

Our Board was comprised of a majority of independent directors for the fiscal year ended March 31, 2009. Our independent directors, as defined in the NASDAQ listing standards, are Vassilis G. Keramidas, Bert C. Roberts, Jr., and Donn V. Tognazzini.

Meetings and Committees

The Board held four meetings during fiscal 2009 and acted one time by unanimous written consent. The Board has an Audit Committee and a Compensation Committee.  It currently does not have a Nominating Committee.  Each director attended 75% or more of all the meetings of the Board and those committees on which he served in fiscal 2009.

Audit Committee

During fiscal 2009, the Audit Committee consisted of Dr. Keramidas, Mr. Roberts and, upon his appointment to the Board in July 2008, Mr. Tognazzini.  Mr. John J. Locy was a member of the Audit Committee until his resignation from the Board effective July 3, 2008.  Each of Messrs. Tognazzini and Roberts and Dr. Keramidas are independent directors, and Mr. Locy was an independent director, within the meaning of the applicable NASDAQ listing standards and SEC rules.

The Audit Committee recommends the engagement of our registered independent public accounting firm, reviews the scope of the audit to be conducted by the registered independent public accounting firm and periodically meets with the registered independent public accounting firm and our Chief Financial Officer to review matters relating to our financial statements, our accounting principles and our system of internal accounting controls, and reports its recommendations as to the approval of our financial statements to the Board.  The role and responsibilities of the Audit Committee are more fully set forth in a written charter adopted by the Board.  The Amended and Restated Charter of the Audit Committee is attached as Appendix B hereto.

Messrs. Tognazzini, Roberts and Locy and Dr. Keramidas qualified as financially sophisticated audit committee members as required by the applicable NASDAQ listing standards.  Mr. Tognazzini qualifies as the financial expert on our Audit Committee currently; Mr. Locy qualified as the financial expert on our Audit Committee until his resignation.  The Board has determined that the Audit Committee can satisfactorily discharge its duties and responsibilities.  The Audit Committee held four meetings and did not act by unanimous written consent during fiscal 2009.

Compensation Committee.

During fiscal 2009, the Compensation Committee consisted of Mr. Roberts, Dr. Keramidas, and, upon his appointment to the Board in July 2008, Mr. Tognazzini.  Mr. John J. Locy was a member of the Compensation Committee until his resignation from the Board effective July 3, 2008.  Each of Messrs. Roberts and Tognazzini and Dr. Keramidas are independent directors, and Mr. Locy was an independent director, within the meaning of the applicable NASDAQ listing standards.  The Compensation Committee is responsible for considering and making recommendations to the Board regarding executive compensation and is responsible for administering our stock option and executive incentive compensation plans.  The Charter of the Compensation Committee is attached as Appendix C hereto.  The Compensation Committee held two meetings and acted one time by unanimous written consent during fiscal 2009.

Director Nominations

We do not have a standing nominating committee. Our Board does not believe that it is necessary for us to have a standing nominating committee as we have a relatively small Board and our independent directors will serve in the capacity of a nominating committee when necessary.  All of our directors participate in the consideration of director nominees.  However, consistent with applicable NASDAQ listing standards, each director nominee must be selected or recommended for the Board’s selection by a majority of the independent directors on our Board.  We currently do not have a charter or written policy with regard to the nomination process. In considering candidates for directorship, the Board considers the entirety of each candidate’s credentials and does not have any specific minimum qualifications that must be met in order to be recommended as a nominee. The Board does believe, however, that all Board members should have the highest character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters and no conflict of interest that would interfere with their performance as a director of a public corporation.

Our Board may employ a variety of methods for identifying and evaluating nominees for director, including stockholder recommendations.  The Board regularly assesses its size, the need for particular expertise on the Board and whether any vacancies are expected due to retirement or otherwise.  If vacancies are anticipated or otherwise arise, the Board will consider various potential candidates for director who may come to the Board’s attention through current Board members, professional search firms or consultants, stockholders or other persons.  The Board may hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates.  No such consultants or search firms have been used to date and, accordingly, no fees have been paid to consultants or search firms in the past fiscal year.  The Board does not evaluate candidates differently based on who made the recommendation for consideration.

Stockholders who wish to recommend a nominee for election as director at an annual stockholder meeting must submit their recommendations at least 120 calendar days before the date that our proxy statement is released to stockholders in connection with the previous year’s annual meeting of stockholders, or March 31, 2010 for the 2010 Annual Meeting of Stockholders.  Stockholders may recommend candidates for consideration by the Board by writing to our Secretary at 12303 Technology Blvd., Suite 950, Austin, Texas 78727, giving the candidate’s name, age, business and residence contact information, biographical data, including the principal occupation or employment of the candidate, qualifications, the class and number of our shares, if any, beneficially owned by such candidate, a description of all arrangements or understandings between the stockholder and the candidate and any other person or persons (naming them) pursuant to which the nominations are to be made by the stockholder and any other information relating to the candidate that is required to be disclosed in solicitations of proxies for election of directors, or as otherwise required, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act.  A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any stockholder recommendation.  Any stockholder who wishes to recommend a nominee for election as director also must provide his, her or its name and address, as they appear in our books, the number and class of shares beneficially owned by such stockholder and any other information that is required to be provided by the stockholder pursuant to our Fourth Amended and Restated Bylaws and Regulation 14A under the Exchange Act.

Policy on Attending the Annual Meeting

We encourage, but do not require, all incumbent directors and director nominees to attend our annual meetings of stockholders.  At our 2008 Annual Meeting of Stockholders, one director was in attendance.

Stockholder Communications with the Board of Directors

Stockholders may communicate with the Board by sending a letter to the Board of Directors of Valence Technology, Inc., c/o Office of the Secretary, 12303 Technology Blvd., Suite 950, Austin, Texas 78727.  All communications must contain a clear notation indicating that they are a “Stockholder–Board Communication” or “Stockholder–Director Communication,” and must identify the author as a stockholder.  The office of the Secretary will receive the correspondence and forward it to the Chairman of the Board or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, or does not reasonably relate to our company or our business, or is similarly inappropriate.  The office of the Secretary has authority to discard any inappropriate communications or to take other appropriate actions with respect to any inappropriate communications.

Directors’ Compensation

Our non-employee directors are eligible to receive cash compensation of $2,000 for each regularly scheduled quarterly Board meeting and are eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with Company policy.  Directors who are employees do not receive separate compensation for their services as directors, but are eligible to receive stock options.

Historically, our directors received stock option grants pursuant to the 2000 Stock Option Plan.  The Company’s policy, as established by the Compensation Committee, was to grant each new director initial stock options to purchase shares of common stock upon election to the Board.  These options vested in equal installments over three years.  In addition, each director re-elected to the Board was eligible to receive stock options to purchase shares of common stock in connection with such re-election or otherwise, at the discretion of the Compensation Committee.  These options vest in equal installments over three years.  The per share exercise price for these options was the fair market value of a share of our common stock on the day the options were granted.

The Board adopted the Valence Technology, Inc. 2009 Equity Incentive Plan, or 2009 Plan, in April 2009 and the Company’s stockholders will vote on the proposal to approve the 2009 Plan at the 2009 Annual Meeting.  Subject to such approval, each of our non-employee directors will receive annual stock option grants pursuant to the 2009 Plan.  The Company’s policy is to grant each new director an option to purchase 100,000 shares of common stock upon election or appointment to the Board.  The per share exercise price for these options will be the fair market value of a share of our common stock on the day the option is granted.  On the date of each annual stockholders meeting thereafter, each individual who is to continue to serve as a non-employee Board member after that meeting will receive an automatic option grant for an additional 50,000 shares of common stock, provided such individual has served as a non-employee Board member for the six months leading up to such meeting.  There will be no limit on the number of annual option grants any one non-employee Board member may receive over his or her period of Board service.  The shares subject to each initial and annual option grant will vest in four equal annual installments over the member’s period of Board service, with the first such installment to vest upon completion of one year of Board service measured from the grant date.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The principal responsibilities of the Compensation Committee are to establish aggregate compensation levels sufficient to retain and attract executives capable of leading the Company to its business objectives including, but not limited to, compliance with corporate governance requirements and the analysis and implementation of a future direction for the Company.  Specifically, it is the responsibility of the Compensation Committee to establish and administer our policies governing employee compensation and to administer our employee benefits plans, including the 1990 Stock Option Plan, 1996 Non-Employee Directors’ Stock Option Plan, the 1997 Non-Officer Employee Stock Option Plan, as amended, the 2000 Stock Option Plan and, subject to stockholder approval, the 2009 Plan (collectively referred to as the “Plans”).  The Compensation Committee also evaluates the performance of management.  The Compensation Committee may delegate authority to subcommittees (consisting solely of one or more members of the Compensation Committee), provided that any decisions made pursuant to such delegated authority and a description of the services rendered are presented to the full Compensation Committee at its next regularly scheduled meeting.

Compensation Philosophy and Objectives

Our executive compensation program is designed to attract and retain executives capable of leading us in pursuit of our business objectives and to motivate them in order to enhance long-term stockholder value.  Long-term equity compensation also is used to harmonize the interests of management and stockholders.  The main elements of the program are competitive pay and equity incentives.  Annual compensation for our executive officers historically consists of two elements: cash salary and stock options.  We do not have a management bonus plan; however, it is expected that as we make further progress in achieving the goals of its strategic business plan, the Compensation Committee will recommend the institution of a bonus plan as well.

We conduct an annual review of the aggregate level of our executive compensation as part of the annual budget review and annual performance review processes, which includes determining the operating metrics and non-financial elements used to measure our performance and to compensate our executive officers.

Setting Executive Compensation

Except for an amendment of Alastair Johnston’s employment letter agreement, the Company did not make any change to the compensation arrangements existing prior to the beginning of fiscal 2009 for the Company’s executive officers.  In August 2007, the Company and Mr. Johnston entered into an employment letter agreement. This agreement was modified by an addendum effective January 7, 2009, with respect to his fiscal year 2010 compensation, and he was paid a $66,222 bonus in fiscal 2009.  The employment agreement, as so modified by the fiscal year 2010 incentive compensation addendum, provides that Mr. Johnston shall be employed at an annual salary of £100,000.  Pursuant to the fiscal year 2010 incentive compensation addendum he is entitled to a bonus stock option grant for up to 221,344 option shares, the actual number of shares thereunder to be determined based on the achievement of certain fiscal year 2010 revenue milestones, which options shall be fully vested immediately at the determination date.

The Compensation Committee considers a variety of individual and corporate factors in assessing our executive officers and making informed compensation decisions.  These factors include each officer’s contributions to our business objectives, the compensation paid by comparable companies to employees in similar situations, and, most importantly, our progress towards our long-term business objectives.  When determining compensation for executive officers, the Compensation Committee looks to the following measures in evaluating our progress:

•	the acquisition and management of capital to allow us to complete development and ultimately realize significant revenues;

•	the recruitment and retention of officers and other important personnel;

•	the progress of our product development program; and

•	the progress in our manufacturing capabilities.

2009 Executive Compensation Components

For the fiscal year ended March 31, 2009, the principal components of compensation for our executive officers were base salary, bonus and grants of stock options.

Base Salary.  We provide executive officers with competitive base salaries to compensate them for services rendered to the Company during the fiscal year.  The Compensation Committee conducts an annual compensation review of the executive officers.  The salaries of each executive officer is determined through mutual negotiations between the executive and the Compensation Committee.  We may enter into employment agreements with executive officers, in which case we are required to compensate those executive officers in accordance with their employment agreements.  We currently have employment agreements with our Chief Executive Officer, Chief Financial Officer, Chief Technology Officer, Vice President, Worldwide Marketing & Sales and General Counsel.  We believe that employment agreements with key executives are in our best interests to assure continuity of management.

Minimum base salaries for our Chief Executive Officer, Chief Technology Officer, and Vice President, Worldwide Marketing & Sales are determined pursuant to their employment agreements.  These minimum salaries, the amount of any increase over these minimums and base salaries for the executive officers whose salaries are not specified in an agreement are determined by the Compensation Committee based on a variety of factors, including:

•	compensation levels of similarly positioned executive officers in comparable companies;

•	the performance of the Company as a whole;

•	the performance of the business area or function for which the executive officer is responsible;

•	qualitative factors reflecting the individual performance of the particular executive officer; and

•	the recommendations of the Chief Executive Officer (except in the case of his own compensation).

The base salary paid to each executive officer in fiscal year 2009 is reflected in the column titled “Salary” of the Summary Compensation Table of this Proxy Statement.

Bonus. The Compensation Committee has flexibility and discretion in determining executive bonuses, provided that bonus eligibility for our Chief Executive Officer, Chief Financial Officer and Vice President, Worldwide Marketing & Sales is determined pursuant to their employment agreements.  Our Chief Executive Officer is eligible for an annual cash bonus of up to 35% of his base salary and a stock bonus of 300,000 shares per year based on the Company’s financial performance and additional goals set by the Compensation Committee annually.  Our Chief Financial Officer is eligible for an annual bonus of up to 40% of his base salary based on specific objectives as well as on the Company’s financial performance. Pursuant to his employment letter agreement, as amended to date, our Vice President, Worldwide Marketing & Sales is entitled to a bonus stock option grant for up to 221,344 option shares, the actual number of shares thereunder to be determined based on the achievement of certain fiscal year 2010 revenue milestones, which options shall be fully vested immediately at the determination date.

The Compensation Committee’s decision regarding bonuses to be paid to other executives are subjective.  Factors the Compensation Committee considers when determining whether to give a bonus, or the terms of such bonus, include:

•	the Company’s overall financial performance;

•	an executive’s performance during the year; and

•	with respect to executives other than our Chief Executive Officer, the general recommendations and performance evaluations of the Chief Executive Officer.

For the 2009 fiscal year, the Compensation Committee awarded a bonus of $87,500 to the Chief Executive Officer, the full amount of his bonus eligibility pursuant to his employment agreement, and a bonus of $66,222 to our Vice President, Worldwide Marketing & Sales.

Long-Term Incentive Equity Awards.  We have adopted equity incentive plans which provide for the grant of incentive stock options (within the meaning of Section 422 of the Internal Revenue Code) and non-qualified stock options to eligible employees and consultants of the Company and its subsidiaries and non-employee directors of the Company.  We rely on long-term equity awards as a key element of compensation for our executive officers so that a substantial portion of their total direct compensation is tied directly to increasing the market value of our Company.  We have historically made grants of stock options to align our executives’ interests with those of our stockholders, to promote executives’ focus on the long-term financial performance of the Company and to enhance long-term retention.  In determining the size of equity-based awards, the Compensation Committee considers competitive grant values for comparable positions as well as various subjective factors primarily relating to the responsibilities of the individual executive, past performance and the executive’s expected future contributions and value to the Company.  The Compensation Committee also considers the executive’s historical total compensation, including prior equity grants, as well as the number and value of options or shares which continue to be subject to vesting under outstanding equity grants.

Options previously granted under the Plans generally vest in equal installments over 3-5 years from the grant date, subject to the optionee’s continued service with the Company or one of its subsidiaries.  Generally, options to be granted under the 2009 Plan, unless otherwise provided, are expected to vest 25% on each annual anniversary of the date of grant until all such options are fully vested or forfeited at the end of a 4-year period.  The Company granted options to Executive Officers during fiscal 2009.  A summary of option grants is provided under the heading “Grants of Plan-Based Awards.”

Severance.  Please see the discussion of severance benefits detailed below under the title “Employment Agreements.” The Company believes that it has structured its post-termination payments so as to be able to attract needed talent, but to minimize the magnitude of its post-termination financial obligations.

Tax Treatment

Section 162(m) of the Internal Revenue Code generally disallows public companies a tax deduction for compensation in excess of $1,000,000 paid to their chief executive officer and the four other most highly compensated executive officers unless certain performance and other requirements are met.  Our intent generally is to design and administer executive compensation programs in a manner that will preserve the deductibility of compensation paid to our executive officers, and we believe that a substantial portion of our current executive compensation program (including the stock options and other awards that may be granted to our executive officers as described above) satisfies the requirements for exemption from the $1,000,000 deduction limitation.  However, we reserve the right to design programs that recognize a full range of performance criteria important to our success, even where the compensation paid under such programs may not be deductible.  The Compensation Committee will continue to monitor the tax and other consequences of our executive compensation program as part of its primary objective of ensuring that compensation paid to our executive officers is reasonable, performance-based and consistent with the goals of the Company.

SUMMARY COMPENSATION TABLE

The following table sets forth, as to our Chief Executive Officer and each of our other three most highly compensated executive officers whose compensation exceeded $100,000 during fiscal 2009 (referred to as the named executive officers), information concerning all compensation paid for services to us in all capacities for the year ended March 31 indicated below.

Name and Principal Position	Fiscal Year	Salary ($) (1)		Bonus ($) (2)	Option Awards ($) (3)		All Other Compensation ($) (4)		Total ($)

Robert L. Kanode	2009	250,000		87,500	—		—		337,500
President and Chief Executive Officer	2008	250,000		—	—		207,351	(7)	457,351
	2007	8,654	(5)	—	1,455,165	(6)	995		1,464,814
Ross A. Goolsby	2009	79,615	(8)	—	392,355		—		471,970
Chief Financial Officer	2008	—		—	—		—		—
	2007	—		—	—		—		—
Alastair Johnston	2009	183,597	(9)	66,222	—		—		190,219
Vice President, Worldwide Marketing & Sales	2008	157,348		—	220,032		—		377,380
	2007	107,880		8,582	60,424		—		176,886
Khoon Cheng Lim	2009	83,231	(10)	—	—		—		82,231
Chief Technology Officer	2008	—		—	—		—		—
	2007	—		—	496,620		12,133		508,753
Roger A. Williams	2009	200,000		—	—		—		200,000
General Counsel and Assistant Secretary	2008	188,769		—	47,151		1,156		237,076
	2007	180,000		—	26,942		—		206,942
Joel Sandahl	2009	121,539		—	—		163,957	(11)	285,496
Vice President of Engineering and	2008	209,306		30,000	44,033		74,419		357,758
Product Development	2007	138,462		—	221,166		21,178		380,806
Galen Fischer	2009	67,053	(12)	—	—		—		67,053
Chief Financial Officer	2008	10,673		—	126,788		—		137,461
	2007	—		—	—		—		—

(1)	Total salary earned during the fiscal year ended March 31.
(2)	Bonus earned during the fiscal year ended March 31.
(3)	Represents the total grant date fair value, as calculated in accordance with SFAS No. 123R, Share-Based Payment, for stock options granted during the fiscal year ended March 31.
(4)	Represents relocation payments, severance payments, and vacation paid upon termination.
(5)	Represents Mr. Kanode’s salary from first day of employment with the Company until fiscal year end.
(6)	The $1,455,165 stock option award in 2007 was inadvertently omitted in the Proxy Statements for the Annual Meetings of Stockholders held in 2007 and 2008.
(7)	Represents relocation costs paid in fiscal 2008, which includes a tax gross up of $57,351.
(8)	Represents Mr. Goolsby’s salary from first day of employment with the Company until fiscal year end.
(9)
Mr. Johnston’s salary and bonus were paid in British pounds and have been reported in this table on a converted-to-US dollars basis.  The conversion rates of British pounds to US dollars of 1.8928, 2.006, and 1.722 were determined by taking an average of the annual reported conversion rates during fiscal 2009, 2008 and 2007, respectively.

(10)	Represents Dr. Lim’s salary from first day of employment with the Company until fiscal year end.
(11)
Effective October 29, 2008, Joel Sandahl’s employment was terminated.  Other compensation includes a one-time severance payment of $83,333, vacation pay of $23,076, and a gain upon exercise of stock options of $57,548.

(12)	Effective July 23, 2008, Mr. Fischer resigned as Chief Financial Officer and Assistant Secretary. Represents salary from the first day of the fiscal year until termination of employment.

GRANTS OF PLAN-BASED AWARDS

The following table shows for the fiscal year ended March 31, 2009, certain information regarding equity and non-equity incentive plan awards to named executive officers.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Options Awards ($/Sh)	Grant Date Fair Value of Stock or Option Awards ($)
Robert L. Kanode	—	—	—	—
Ross A. Goolsby (1)	11/17/08	350,000	1.81	392,355
Alastair Johnston	—	—	—	—
Khoon Cheng Lim	—	—	—	—
Roger A. Williams	—	—	—	—
Galen Fischer	—	—	—	—
Joel Sandahl	—	—	—	—

(1)
These options vest over a three-year period; twenty-five percent of the options vested on the six month anniversary of the commencement of Mr. Goolsby’s employment and the remainder vest in equal installments quarterly over the following thirty months.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table shows for the fiscal year ended March 31, 2009, certain information regarding unexercised options, stock that has not vested, and equity incentive plan awards for each named executive officer:

	OPTION AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Robert L. Kanode	999,996	500,004	(1)	—	1.61	3/13/2017
Ross A. Goolsby	—	350,000	(2)	—	1.81	11/17/2018
Alastair Johnston	10,000	—	(3)	—	5.55	2/2/2014
	45,837	4,163	(4)	—	1.93	5/31/2016
	93,750	156,250	(5)	—	1.30	8/28/2017
Khoon Cheng Lim	275,000	225,000	(6)	—	1.65	1/2/2017
Roger A. Williams	50,000	—	(3)	—	5.12	4/16/2011
	14,645	—	(3)	—	6.05	7/30/2011
	10,355	—	(3)	—	6.05	7/30/2011
	300	—	(3)	—	3.82	11/29/2011
	3,750	—	(3)	—	3.95	2/4/2012
	41,250	—	(3)	—	3.95	2/4/2012
	694	—	(3)	—	2.99	4/1/2012
	3,474	—	(3)	—	2.99	4/1/2012
	4,581	—	(3)	—	1.30	7/1/2012
	13,752	—	(3)	—	1.30	7/1/2012
	3,609	—	(3)	—	0.70	10/1/2012
	7,224	—	(3)	—	0.70	10/1/2012
	25,000	—	(3)	—	1.69	12/20/2012
	25,000	—	(3)	—	1.69	12/20/2012
	22,298	—	(3)	—	3.34	6/29/2014
	7,702	—	(3)	—	3.34	6/29/2014
	13,333	—	(3)	—	3.35	10/28/2014
	6,667	—	(3)	—	3.35	11/16/2014
	13,333	—	(3)	—	3.32	12/22/2014
	6,667	—	(3)	—	3.32	12/22/2014
	20,830	4,170	(4)	—	1.73	8/8/2016
	20,835	29,165	(4)	—	1.49	10/9/2017
Galen Fischer (7)	—	—		—	—	—
Joel Sandahl (8)	112,500	—		—	1.77	—

(1)	Each of the options vest as follows: 250,000 options vested on the six month anniversary of the grant date and the remaining options vest monthly over the next 30 months.
(2)	Each of these options vests as follows: 87,500 shares will vest on the sixth month anniversary date of the grant and the remaining options will vest quarterly over the next three years.
(3)	Each of these options was fully vested as of March 31, 2009.
(4)	Each of the options vest quarterly over three years.
(5)	Each of these options vest as follows: 62,500 options vested on the one year anniversary of the grant date, and the remaining options vest quarterly over the next four years.
(6)	Each of these options vest as follows: 50,000 options vested immediately upon the date of the grant, and the remaining options vest quarterly over the next four years.
(7)	Effective July 23, 2008, Mr. Fischer resigned as Chief Financial Officer. As of March 31, 2009, Mr. Fischer had no outstanding options.
(8)	Effective October 29, 2008, Mr. Sandahl’s employment was terminated. As of March 31, 2009, Mr. Sandahl had 112,500 options that were exercisable, and those options were exercised in April 2009.

OPTION EXERCISES AND STOCK VESTED

The following table provides information concerning exercised options and stock that has vested for each of the named executive officers as of March 31, 2009.

OPTION AWARDS
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Robert L. Kanode	—	—
Ross A. Goolsby	—	—
Alastair Johnston	—	—
Khoon Cheng Lim	—	—
Roger A. Williams	—	—
Joel Sandahl	112,500	57,548
Galen Fischer	—	—

Employment Agreements

Robert L. Kanode –  President and Chief Executive Officer

Effective March 13, 2007, we entered into an employment agreement with Robert L. Kanode pursuant to which we retained Mr. Kanode as President and Chief Executive Officer at an initial salary of $250,000 per year.  The Board reviews his salary each year, or from time to time at the sole discretion of the Board, and may increase, but not decrease, his salary at the sole discretion of the Board.  Mr. Kanode is eligible for consideration of an annual cash bonus of up to 35% of his base salary and a stock bonus of up to 300,000 shares.  Any bonus is at the discretion of the Compensation Committee.

Under his employment agreement, we granted Mr. Kanode stock options to purchase an aggregate of 1,500,000 shares of common stock at an exercise price of $1.61 per share.  The options vest as follows: 250,000 shares vested on September 13, 2007, and the remaining 1,250,000 vests monthly over the remaining two and one-half years.  In accordance with the terms of his employment agreement, Mr. Kanode was reimbursed for his relocation expenses of $150,000, plus a tax gross up of $57,351.

We agreed to nominate Mr. Kanode to the Board for the entire period of his employment as President and Chief Executive Officer and to use our best efforts to cause our stockholders to cast their votes in favor of his continued election to the Board.  Mr. Kanode agreed to resign from the Board when he no longer serves as President and Chief Executive Officer.

Our agreement with Mr. Kanode also provides that, in the event Mr. Kanode is involuntarily separated from us and conditioned upon his signing an appropriate release document, he will receive a one-time payment equal to his then-current six (6) month base salary.

Ross A. Goolsby – Chief Financial Officer

Effective November 17, 2008, we entered into an employment agreement with Ross A. Goolsby, pursuant to which we retained Mr. Goolsby as Chief Financial Officer of the Company at a salary of $230,000 per year.

Under his employment agreement, Mr. Goolsby is eligible for consideration of an annual bonus of up to 40% of his annual salary.  Any bonus will be at the discretion of the Company’s Compensation Committee. Mr. Goolsby was granted stock options to purchase 350,000 shares of the Company’s common stock with an exercise price of $1.81, which was the closing price of our stock on the day Mr. Goolsby commenced employment with our Company, November 18, 2009.  The options vest over a three year period; twenty-five percent of the options vested on the six month anniversary of his commencement of employment, and the remaining options vest in equal installments quarterly over the following thirty months.

In the event that Mr. Goolsby is terminated for other than Good Cause (as defined in the employment agreement), all options that have vested at the time of termination, will become exercisable within ninety days following the date of termination.  In the event of a Change in Control (as defined in the employment agreement), all options that have vested on the date of the Change in Control, plus those options scheduled to vest within six months of the date of the Change of Control, will become exercisable within ninety days following the date of the Change of Control.

Khoon Cheng Lim - Chief Technology Officer

From March 2006 through October 2008, Khoon Cheng Lim, Ph.D., provided consulting services to the Company.  Effective November 3, 2008, we entered into an employment agreement with Dr. Lim, pursuant to which we retained Dr. Lim as Chief Technology Officer of the Company at an annual salary of $200,000 per year.

Dr. Lim received an option grant to purchase 500,000 shares of common stock in January 2007 as a consultant. The options vest as follows: 50,000 vested immediately upon the date of the grant, and the remaining options vest quarterly over the next four years. In the event that Dr. Lim is terminated for other than Good Cause (as defined in the employment agreement), all of his unvested options shall immediately vest at the time of termination and will become immediately exercisable on the date of termination.

Alastair Johnston - Vice President, Worldwide Marketing & Sales

Mr. Johnston joined the Company in February 2004 as its Director of European Sales and in August 2007 he became the Company’s Vice President, Worldwide Marketing & Sales.  In August 2007, the Company and Mr. Johnston entered into an employment letter agreement, which agreement was modified by an addendum entered into effective as of January 7, 2009 with respect to his fiscal year 2010 compensation.  The employment letter agreement, as so modified by the fiscal year 2010 incentive compensation addendum, provides that Mr. Johnston shall be employed at an annual salary of £100,000.  Pursuant to the fiscal year 2010 incentive compensation addendum he is entitled to a bonus stock option grant for up to 221,344 option shares, the actual number of shares thereunder to be determined based on the achievement of certain fiscal year 2010 revenue milestones, which options shall be fully vested immediately at the determination date.  In the event Mr. Johnston’s employment is involuntarily terminated within twenty-four (24) months from his first day of employment and he executes a mutually acceptable release, he is entitled to a $100,000 cash separation payment.

Roger A. Williams - General Counsel

Effective April 16, 2001, we entered into an employment agreement with Roger A. Williams, pursuant to which we retained Mr. Williams as General Counsel of the Company.  Mr. Williams received an option grant to purchase 50,000 shares of common stock in connection with the start of his employment with us and those shares are now fully vested.

Director Compensation

Our non-employee directors are eligible to receive cash compensation of $2,000 for each regularly scheduled quarterly Board meeting and are eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with Company policy.  Directors who are employees do not receive separate compensation for their services as directors, but are eligible to receive stock options.

Historically, our directors received stock option grants pursuant to the 2000 Stock Option Plan.  The Company’s policy, as established by the Compensation Committee, was to grant each new director initial stock options to purchase shares of common stock upon election to the Board.  These options vested in equal installments over three years.  In addition, each director re-elected to the Board was eligible to receive stock options to purchase shares of common stock in connection with such re-election or otherwise, at the discretion of the Compensation Committee.  These options vest in equal installments over three years.  The per share exercise price for these options was the fair market value of a share of our common stock on the day the options were granted.

The Board adopted the 2009 Plan in April 2009 and the Company’s stockholders will vote on the proposal to approve the 2009 Plan at the 2009 Annual Meeting.  Subject to such approval, each of our non-employee directors will receive annual stock option grants pursuant to the 2009 Plan.  The Company’s policy, as established by the Board, is to grant each new director a non-statutory option to purchase 100,000 shares of common stock upon election or appointment to the Board.  The per share exercise price for these options will be the fair market value of a share of our common stock on the day the option is granted.  On the date of each annual stockholders meeting thereafter, each individual who is to continue to serve as a non-employee Board member after that meeting will receive an automatic option grant for an additional 50,000 shares of common stock, provided such individual has served as a non-employee Board member for the six months leading up to such meeting.  There will be no limit on the number of annual option grants any one non-employee Board member may receive over his or her period of Board service.  The shares subject to each initial and annual option grant will vest in four equal annual installments over the member’s period of Board service, with the first such installment to vest upon completion of one year of Board service measured from the grant date.

The following table provides information concerning the compensation of directors who are not named executive officers for fiscal 2009.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Total ($)
Carl E. Berg (2)	8,000	—	119,127	127,127
Vassilis G. Keramidas	8,000	—	119,127	127,127
Bert C. Roberts, Jr. (2)	8,000	—	119,127	127,127
Donn V. Tognazzini	6,000	—	238,254	244,254

(1)	Represents the total grant date fair value, as calculated in accordance with SFAS No. 123R, Share-Based Payment, for stock options granted during the fiscal year ended March 31, 2009.
(2)
Subsequent to the end of 2009 fiscal year, on June 15, 2009, the Compensation Committee granted options to purchase 200,000 shares and 100,000 shares, respectively, to Mr. Roberts and Mr. Berg.  These options were granted in recognition of these directors’ continuing service and dedication to the Company and to reinstate part of each such director’s options that expired during previous years.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended March 31, 2009, the Compensation Committee consisted of Mr. Roberts, Dr. Keramidas and, upon his appointment to the Board in July 2008, Mr. Tognazzini.  Mr. John J. Locy was a member of the Compensation Committee until his resignation from the Board effective July 3, 2008.  None of the members of the Compensation Committee is an employee or a former employee of ours.  During fiscal 2009, none of our executive officers served on the compensation committee (or equivalent) or the board of directors of another entity whose executive officer(s) served on the Compensation Committee of our Board.

REPORT OF COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed with management the above Compensation Discussion and Analysis.  Based on such reviews and discussions, the Compensation Committee recommends to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The role and responsibilities of the Compensation Committee are set forth in a written Charter adopted by the Board.  The Charter of the Compensation Committee is attached as Appendix C hereto.

Respectfully Submitted by the
Compensation Committee of the
Board of the Directors

Bert C. Roberts, Jr.
Vassilis G. Keramidas
Donn V. Tognazzini

REPORT OF AUDIT COMMITTEE

The information in this Audit Committee Report shall not be deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission or to be subject to Regulation 14A or 14C as promulgated by the Securities and Exchange Commission, or to the liabilities of Section 18 of the Exchange Act.

For fiscal year 2009, the Audit Committee of the Board of Directors consisted of Dr. Keramidas, Mr. Roberts and, upon his appointment to the Board of Directors in July 2008, Mr. Tognazzini. Mr. John J. Locy was a member of the Audit Committee until his resignation from the Board effective July 3, 2008.

The Audit Committee has furnished the following report:

The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes.  The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board.  The Audit Committee reviews and reassesses the Charter periodically and recommends any changes to the Board for approval.  The Amended and Restated Charter of the Audit Committee is attached as Appendix B hereto.

The Audit Committee recommended to the Board that our financial statements be included in our Annual Report. The Audit Committee took a number of steps in making this recommendation:

•
The Audit Committee met with the registered independent public accounting firm, both with and without management present, to discuss the results of its audit, its evaluation of the Company’s internal accounting controls and the overall quality of the Company’s financial reporting;

•
The Audit Committee reviewed and discussed the audited financial statements with management, including a discussion of the quality, not just the acceptability, of the accounting principles and the reasonableness of significant judgments;

•
The Audit Committee discussed with the registered independent public accounting firm the matters required to be discussed by Statement of Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU § 380), as may be modified or supplemented; and

•
The Audit Committee received the written disclosures and the letter from the registered independent public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committee), as may be modified or supplemented, and discussed with the registered independent public accounting firm its independence.

Based on the review and discussions with the registered independent public accounting firm concerning the audit, the independence discussions and the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report.

Respectfully Submitted by the
Audit Committee of the
Board of Directors

Donn V. Tognazzini
Vassilis G. Keramidas
Bert C. Roberts, Jr.

CERTAIN TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

Our Board has the responsibility to review and approve all related party transactions as described in Item 404 of Regulation S-K promulgated by the SEC, and has delegated concurrent responsibility to our Audit Committee pursuant to the recently adopted Amended and Restated Charter of the Audit Committee attached as Appendix B.  We do not currently have a written policy regarding the approval of all related party transactions.  Each of our directors and executive officers is expected to notify the General Counsel (who, in turn, will provide such information to the Board or Audit Committee) of any proposed related party transaction.  All other proposed related party transactions are subject to approval or ratification by the Board or Audit Committee, except for certain categories of transactions that are deemed to be pre-approved by the Board or Audit Committee. In determining whether to approve or ratify a related party transaction, the Board or Audit Committee will take into account, among other factors deemed appropriate, whether the related party transaction is on terms no more favorable to the counterparty than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

Except as disclosed in this Proxy Statement, neither the nominees for election as directors, our directors or executive officers, nor any stockholder owning more than five percent of our issued shares, nor any of their respective associates or affiliates, had any material interest, direct or indirect, in any material transaction to which we were a party during fiscal 2009, or which is presently proposed.

Carl Berg is the Chairman of our Board of Directors and a stockholder of the Company, along with certain of his affiliates as described below.  In addition, the Company is indebted to Mr. Berg’s affiliates as described below.  The Company supplies energy storage systems to OEMTek, Inc., a company that Mr. Berg has provided debt financing to in the past and which is currently indebted to Mr. Berg.  In fiscal year 2009, the Company recognized $239,000 in revenue from OEMTek, Inc.  Mr. Berg guarantees OEMTek, Inc.’s payment for such energy storage systems.  It is the Company’s understanding that Mr. Berg is not an executive officer or director of OEMTek, Inc., and that neither he nor any of his affiliates have an equity ownership interest in OEMTek, Inc.

On June 11, 2009, Berg & Berg Enterprises, LLC (“Berg & Berg”) purchased 1,256,281 shares of common stock for cash at a price per share of $1.99 for an aggregate purchase price of $2,500,000.00.  The managing member of Berg & Berg is Mr. Berg.

On November 15, 2008, Berg & Berg purchased 1,666,618 million shares of the Company’s common stock. As payment of the purchase price of the common stock, Berg & Berg surrendered certain promissory notes issued on July 23, 2008 and amended September 30, 2008 ($542,000 in principal and approximately $14,000 in accrued interest), and June 26, 2008 ($2.5 million in principal and approximately $78,000 in accrued interest). The surrendered promissory notes were the second and first working capital loan installments, respectively, made pursuant to an agreement between the Company and Berg & Berg whereby Berg & Berg agreed to provide up to $10.0 million in interim working capital loans from time to time in order to supplement the Company’s working capital and other financial needs. This agreement expired on November 15, 2008 and accordingly, all outstanding amounts were paid on November 15, 2008. No future draws can be taken against this loan.

On September 30, 2008, Berg & Berg exercised a warrant to purchase 1,402,743 shares of the Company’s common stock.  The purchase price was $3.208 per share.

On April 24, 2008, Berg & Berg exercised a warrant to purchase 600,000 shares of the Company’s common stock.  The purchase price was $2.74 per share as set forth in the warrant.  On July 13, 2005, the Company entered into an agreement with SFT I, Inc., providing for a $20.0 million loan to the Company.  In exchange for entry into the loan agreement and the guaranty of the loan, SFT 1, Inc. and Berg & Berg were each issued three year warrants to purchase 600,000 shares of the Company’s common stock, at $2.74 per share, the closing price of the Company’s common stock on July 12, 2005. On June 4, 2008 and June 27, 2008, SFT 1, Inc. exercised all of its warrants in a cashless exercise and received 112,573 and 118,194 shares of the Company’s common stock, respectively, based on the closing price of the Company’s common stock on those dates, $4.09 and $4.82 per share, respectively.

Stock Options Granted to Executive Officers and Directors

For more information regarding the grant of stock options to executive officers and directors in fiscal 2009, please see the table included in “Director Compensation” and the table “Grant of Plan-Based Awards” and the footnotes thereto included in the Executive Compensation section of our Compensation Discussion and Analysis, above.

Employment Agreements

See “Employment Agreements” for a description of employment agreements between us and our officers.

Indemnification and Insurance

Our bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law. We have entered into indemnification agreements with all of our directors and officers and have purchased directors’ and officers’ liability insurance.  In addition, our certificate of incorporation limits the personal liability of our Board members for breaches of their fiduciary duties.

No Loans to Officers or Directors

We currently have no outstanding loans to any officers or directors.  Furthermore, our Board of Directors has resolved that we shall not offer or provide any loans to any officer or director of the Company.

PRINCIPAL STOCKHOLDERS

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information that has been provided to the Company with respect to beneficial ownership of our common stock as of July 10, 2009, by:

•	Each of our directors and director nominees;

•	Each of the named executive officers;

•	All directors and executive officers as a group; and

•	All other stockholders known by us to beneficially own more than 5% of the outstanding common stock.

The number of shares beneficially owned by each person or group as of July 10, 2009 includes shares of common stock that such person or group had the right to acquire on or within 60 days after that date, including, but not limited to, upon the exercise of options.

For each person and group included in the table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group as described above by the 124,904,664 shares of our common stock outstanding on July 10, 2009 and the number of shares of common stock that such person or group had the right to acquire on or within 60 days of that date, including, but not limited to, upon the exercise of options.

Unless otherwise indicated, the address for each of the stockholders listed below is c/o Valence Technology, Inc., 12303 Technology Boulevard, Suite 950, Austin Texas 78727.

	Beneficial Ownership
Beneficial Owner (1)	Number of Shares (#)		Percent of Total (%)
1981 Kara Ann Berg Trust, Clyde J. Berg, Trustee; and Clyde J. Berg
10050 Bandley Drive, Cupertino, CA 95014	8,604,270	(2)	6.9%
Carl E. Berg; Berg & Berg Enterprises, LLC; and West Coast Venture Capital, Inc.
10050 Bandley Drive, Cupertino, CA 95014	61,614,836	(3)	47.8%
Invesco PowerShares Capital Management, LLC.	7,161,448	(4)	5.7%
Robert L. Kanode	1,208,331	(5)	1.0%
Vassilis G. Keramidas	246,611	(6)	0.2%
Bert C. Roberts, Jr.	748,754	(7)	0.6%
Donn V. Tognazzini	282,000	(8)	0.2%
Roger A. Williams	339,803	(9)	0.3%
Ross A. Goolsby	113,750	(10)	0.1%
Khoon Cheng Lim	331,250	(11)	0.3%
Alastair Johnston	185,000	(12)	0.1%
Galen Fischer	—	(13)	—
Joel Sandahl	112,500	(14)	0.1%
All directors and executive officers as a group (11 persons)	73,787,105		55.9%

(1)
This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC.  Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

(2)
1981 Kara Ann Berg Trust, Clyde J. Berg, Trustee; and Clyde J. Berg. Based on information contained in a Schedule 13G filed jointly by 1981 Kara Ann Berg Trust, Clyde J. Berg, Trustee and Clyde J. Berg with the SEC on February 14, 2003.  The Trust has no sole voting and dispositive power with respect to any shares and has shared voting and dispositive power with respect to 8,129,270 shares.  Clyde J. Berg has sole voting and dispositive power with respect to 475,000 shares and shared voting and dispositive power with respect to 8,129,270 shares.

(3)
Carl E. Berg, Berg & Berg Enterprises, LLC, and West Coast Venture Capital, Inc. Includes 2,569,506 shares held directly by Mr. Berg; 439,516 shares issuable upon exercise of options held by Mr. Berg that are exercisable within 60 days of July 10, 2009; 35,190,094 shares held by Berg & Berg Enterprises LLC (“Berg & Berg”), of which Mr. Berg is the sole manager; and 23,415,720 shares held by West Coast Venture Capital, Inc. (“West Coast Venture Capital”).  The aggregate number of shares held by Berg & Berg consists of 24,900,351 shares held directly by Berg & Berg; warrants to purchase 133,672 shares; the potential conversion of  an aggregate of 3,629,470 shares of Series C-1 Convertible Preferred Stock and Series C-2 Convertible Preferred Stock into common stock (based on a conversion price of $1.98 and $2.96, respectively); 1,525,506 shares held by Berg & Berg Enterprises 401 K Plan FBO Carl E. Berg Basic Transfer, of which Mr. Berg is the Trustee; and 5,001,095 shares held by Berg & Berg Profit Sharing Plan U/A 1/1/80 FBO Carl E. Berg Basic Transfer, of which Mr. Berg is the Trustee.  Mr. Berg has sole voting and dispositive power with respect to 3,009,002 shares and shared voting and dispositive power with respect to 58,605,814 shares.  Berg & Berg has no sole voting and dispositive power with respect to any shares and has shared voting and dispositive power with respect to 35,190,094 shares.  West Coast Venture Capital has no sole voting and dispositive power with respect to any shares and has shared voting and dispositive power with respect to 23,415,720 shares.

(4)
Invesco PowerShares Capital Management, LLC. Based on information contained in a Schedule 13G filed by Invesco Ltd., on behalf of itself and its subsidiaries, with the SEC on February 12, 2009, Invesco PowerShares Capital Management LLC, a subsidiary of Invesco Ltd., has sole voting and dispositive power with respect to 7,161,448 shares.

(5)	Robert L. Kanode. Includes 1,208,331 shares that are issuable upon exercise of options that are exercisable within 60 days of July 10, 2009.
(6)	Vassilis G. Keramidas. Includes 2,857 shares held by Dr. Keramidas and 243,754 shares issuable upon exercise of options that are exercisable within 60 days of July 10, 2009.
(7)
Bert C. Roberts, Jr. Includes 150,000 shares held by Mr. Roberts, 50,000 shares held indirectly through various entities, 10,000 shares held by his spouse and 538,754 shares issuable upon exercise of options that are exercisable within 60 days of July 10, 2009.

(8)
Donn V. Tognazzini .  Includes 217,000 shares held by Mr. Tognazzini, 40,000 shares held by Donn V. and Daisy J. Tognazzini, TTEEs of Tognazzini 2003 Trust, and 25,000 shares exercisable within 60 days of July 10. 2009.

(9)	Roger A. Williams. Includes 12,000 shares held by Mr. Williams and 327,803 shares issuable upon exercise of options that are exercisable within 60 days of July 10, 2009.
(10)	Ross A. Goolsby. Includes 113,750 shares exercisable within 60 days of July 10, 2009.
(11)	Khoon Cheng Lim. Includes 331,250 shares exercisable within 60 days of July 10, 2009.
(12)	Alastair Johnston. Includes 185,000 shares exercisable within 60 days of July 10, 2009.
(13)	Galen Fischer. Mr. Fischer resigned as our Chief Financial Officer effective July 23, 2008.
(14)	Joel Sandahl. Includes 112,500 shares held by Mr. Sandahl. Mr. Sandahl’s employment terminated effective October 29, 2008.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Proposal Two is the ratification the Audit Committee’s engagement of PMB Helin Donovan, LLP, or “PMB” to serve as our independent registered public accounting firm for the current fiscal year ending March 31, 2010.  Stockholder ratification of the appointment of our independent registered public accounting firm is not required by the Company’s bylaws or otherwise.  However, we are submitting this proposal to the stockholders as a matter of good corporate practice.

The ratification of PMB as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2010, will require the affirmative vote of a majority of the shares of common stock present or represented and entitled to vote at the Annual Meeting.  All proxies will be voted to approve the appointment unless a contrary vote is indicated on the proxy card.

If the appointment of PMB is not ratified, the Audit Committee will reconsider the appointment but shall nonetheless have the authority to continue the appointment of PMB. Even if the appointment is ratified, the Audit Committee in its sole discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it is determined that such change would be in the best interests of the Company and its stockholders.

Fees billed to Valence Technology, Inc. by PMB Helin Donovan, LLP for Fiscal 2009 and 2008

The following table sets forth the aggregate fees billed to the Company for fiscal 2009 and 2008 by PMB Helin Donovan, LLP:

	Fiscal Year Ended March 31		Percentage of Services
	2009	2008	2009	2008
Audit fees	$304,553	$260,238	62%	66%
Audit-related fees	19,835	2,495	4	1
Tax fees	—	—	—	—
All other fees	167,568	129,308	34	33
Total fees	$491,456	$392,041	100%	100%

“Audit Fees” billed during fiscal 2009 and 2008 were for professional services rendered for the audit of our financial statements.  “Audit-Related Fees” billed during fiscal 2009 and 2008 were for services related to accounting consultation and reviews of a Form S-3 filed with the Securities and Exchange Commission.  “Tax Fees” billed during fiscal 2009 and 2008 were for professional services rendered for tax compliance, tax advice and tax planning.  “All Other Fees” billed in fiscal 2009 and 2008 were for testing internal controls under the requirements of Section 404 of the Sarbanes-Oxley Act of 2002.

The Audit Committee has adopted a policy for the pre-approval of all audit and non-audit services to be performed for us by our independent registered public accounting firm.   During fiscal 2009, all such services were pre-approved.  The Audit Committee considered the role of PMB in providing audit, audit-related and tax services to us and concluded that such services are compatible with PMB’s role as our independent registered public accounting firm.

The Audit Committee engaged the accounting firm of PMB Helin Donovan, LLP to serve as our registered independent public accounting firm for the fiscal years ending March 31, 2009, March 31, 2008, and March 31, 2007.  The Audit Committee approved the appointment of PMB as our principal independent registered public accounting firm.

Representatives of PMB are expected to be present at the 2009 Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

The Board of Directors Unanimously Recommends a Vote “FOR” the Ratification of the Appointment of PMB Helin Donovan, LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2010.

PROPOSAL THREE

APPROVAL OF THE VALENCE TECHNOLOGY, INC. 2009 EQUITY INCENTIVE PLAN

On April 30, 2009, the Board of Directors adopted the Valence Technology, Inc. 2009 Equity Incentive Plan (the “2009 Plan”), subject to stockholder approval. Below is a summary of the terms of the 2009 Plan, which is a broad-based incentive plan that provides for granting stock options, restricted stock awards, performance awards, and other stock-based awards and substitute awards to employees, service providers and non-employee directors.

Purpose of the 2009 Plan

The 2009 Plan is designed to promote the interests of the Company and its stockholders by encouraging employees, service providers and non-employee directors of the Company or its affiliates to acquire or increase their equity interests in the Company, thereby giving them added incentive to work toward the continued growth and success of the Company.  A further purpose of the 2009 Plan is to enable the Company and its affiliates to compete better for the services of the individuals needed for the continued growth and success of the Company.

Number of Shares Subject to the 2009 Plan

The maximum number of shares of the Company’s common stock that may be issued under the 2009 Plan with respect to awards will be 3,000,000 shares; provided that this number shall automatically increase on the first trading day of April each fiscal year during the term of the 2009 Plan, beginning with the fiscal year ending March 31, 2011, by an amount (the “Annual Increase Amount”) equal to the lesser of (i) one percent (1%) of the total number of shares of common stock outstanding on the last trading day in March of the immediately preceding fiscal year, (ii) 1,500,000 shares and (iii) such lesser amount if set by the Board.

No participant may receive stock-denominated awards with respect to more than 3,000,000 shares in any fiscal year.  With respect to performance awards paid in cash or a combination of cash and common stock, the sum of such cash and common stock underlying an award paid to any one individual in any one fiscal year will not exceed 3,000,000 shares and/or $5,000,000.

The shares of common stock to be delivered under the 2009 Plan may be treasury shares or authorized but unissued shares.  To the extent that an award terminates, expires, lapses or is settled in cash, the shares subject to the award may be used again with respect to new grants under the 2009 Plan.  However, shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligations may not be used again for grants under the 2009 Plan.

Administration

In general, the 2009 Plan will be administered by a Committee composed of one or more persons designated by the Board of Directors of the Company and/or the Board of Directors.  With respect to any award granted to a Covered Employee that is intended to be “performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder (the “Code”), the Committee, shall consist solely of two or more non-employee directors who also qualify as “outside directors” (as described under Section 162(m) of the Code).  A Covered Employee is the Chief Executive Officer of the Company and each other officer of the Company that is required to be treated as a “covered employee” for purposes of applying Section 162(m) of the Code to awards.  Where permitted, the Board shall maintain concurrent authority with respect to administration of the 2009 Plan.

The Committee will have the full authority, subject to the terms of the 2009 Plan, to establish rules and regulations for the proper administration of the 2009 Plan, to select the employees, service providers and directors to whom awards are granted, and to determine the type of awards made and the terms of the awards.

Eligibility

All employees, service providers and directors of the Company and its affiliates are eligible to participate in the 2009 Plan. The selection of which of the eligible individuals will receive awards is within the sole discretion of the Committee.

Term of 2009 Plan

The 2009 Plan will become effective on the date that the 2009 Plan is adopted by the Board of Directors of the Company and approved by the Company’s shareholders, provided that such shareholder approval occurs not more than one year prior to or after the date of such adoption.  No further awards may be granted under the 2009 Plan after the tenth anniversary of the date the 2009 Plan is approved by the Board of Directors and the stockholders.  The Board may terminate the 2009 Plan earlier at any time with respect to any shares of common stock for which awards have not theretofore been granted.

Stock Options

The term of each option will be as specified by the Committee at the date of grant (but not more than ten years).  The exercise price for each option will be determined by the Committee and will be no less than the fair market value of the underlying shares of common stock on the date that the option is granted.  The Committee shall also determine the length of service, performance objectives or other conditions, if any, that must be satisfied before all or part of an option may vest and be exercised.

The status of an option granted to an employee as to whether it is an incentive stock option or a nonstatutory stock option will be designated by the Committee at the time of grant.  The maximum number of shares of common stock that may be issued under the 2009 Plan pursuant to the exercise of incentive stock options is the lesser of (A) 3,000,000 shares, increased on the first trading day of April each fiscal year during the term of the 2009 Plan, beginning with the fiscal year ending March 31, 2011, by the Annual Increase Amount, and (B) 16,500,000 shares.    The number of incentive stock options also will be limited by a $100,000 per annum exercisability limitation (determined with respect to the aggregate fair market value (as of the respective date or dates of grant, and, therefore, generally the exercise price) of shares of common stock for which one or more options granted to any employee under the 2009 Plan (or any other option plan of the Company or any affiliate which is a parent or subsidiary) may for the first time become exercisable as incentive stock options.  The Committee may determine the method by which the option price may be paid upon exercise, including in cash, check, shares of the Company common stock already owned by the optionee, or by any combination thereof.  The 2009 Plan also allows the Committee, in its discretion, to establish procedures pursuant to which an optionee may affect a cashless exercise of an option through a broker.

Automatic Option Grant Program for Non-Employee Directors

Each individual who first becomes a non-employee Board member on or after the date of the 2009 Plan’s approval by shareholders will automatically be granted, at the time of such initial election or appointment to the Board, a non-statutory option to purchase 100,000 shares of common stock (“Initial Option”).  On the date of each annual stockholders meeting thereafter, each individual who is to continue to serve as a non-employee Board member after that meeting will receive an automatic option grant (“Annual Option”) for an additional 50,000 shares of common stock, provided such individual has served as a non-employee Board member for the 6 months leading up to such meeting.  There will be no limit on the number of Annual Option grants any one non-employee Board member may receive over his or her period of Board service.  The shares subject to each Initial Option and Annual Option will vest in four equal annual installments over the member’s period of Board service, with the first such installment to vest upon completion of one year of Board service measured from the grant date.  Directors also are eligible for additional discretionary grants under the 2009 Plan, although none are currently anticipated.

Upon a member’s cessation of Board service for any reason (other than death or disability), each option held by a director will remain exercisable for a 12-month period (“Limited Exercise Period”).  During such Limited Exercise Period, each such option is exercisable only for the number of shares in which the member is vested at the time of his or her cessation of Board service.  Should the member die or become permanently disabled while serving on the Board, then the shares of common stock purchased or purchasable under each of his or her outstanding options will immediately vest, and each outstanding option will remain exercisable for fully-vested shares during the 12-month period following the member’s death or disability.

Change in Control; Hostile Take-Over

The Board may take one or more of the following actions in the event of a change in control that does not amount to a “Hostile Take-Over”:  (i) accelerate vesting and the time at which all options may be exercised so they may be exercised in full; (ii) waive all restrictions and conditions on restricted stock then outstanding; (iii) cause the acquiring company to assume the 2009 Plan and the awards or exchange the awards for awards of the acquiring company’s stock; and (iv) terminate the 2009 Plan and all outstanding unvested or unexercised awards upon the change in control.   Additionally, the Board may require that all participants transfer their previously granted awards back to the Company in exchange for the cash value of such awards equal to the difference between (x) the price of the shares subject to the surrendered option and (y) the aggregate exercise price payable for such shares if the option had been exercised therefore.

In the event of a change of control, any unexercisable or unvested portions of then current non-employee directors’ Initial Options and Annual Options shall be immediately exercisable and vest in full ten days prior to such change in control, contingent upon the consummation of such change in control.

In the event of a change in control that is a Hostile Take-Over, all unvested options shall automatically vest and become fully exercisable and all outstanding repurchase rights related to any outstanding awards shall automatically terminate.  A Hostile Take-Over, defined more fully in the 2009 Plan, can be generally understood to be a change in control that the Board opposes or is resisting.

Restricted Stock

Pursuant to a restricted stock award, shares of the Company’s common stock will be issued in the name of the employee, service provider or director at the time the award is made, but such shares will be subject to certain restrictions on the disposition thereof and certain obligations to forfeit and surrender the shares to the Company, which may be linked to performance criteria or other specified criteria, including the passage of time, as may be determined in the discretion of the Committee.

Performance Awards

The Committee may grant performance awards that may be paid in cash, Company common stock or any combination thereof, as determined by the Committee in its discretion.  At the time of the grant, the Committee will establish the specified criteria, including the passage of time or performance criteria, that must be achieved, and the performance period over which the performance or vesting goals will be measured.  Following the end of the performance period, the Committee will determine the amount payable to the holder of the performance award based on the achievement of the vesting goals for such performance period.

Other Stock-Based Awards

An “other stock-based award” is an award the value of which is based in whole or in part on a share of common stock.  The Committee may set such vesting and/or performance criteria as it chooses with respect to such award.  Upon vesting, the award may be paid in shares of common stock, cash or any combination thereof, as decided by the Committee.

Performance-Based Compensation

With respect to awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee will establish performance goals based upon the attainment of such target levels of one or more of the Performance Criteria (as described below) over a period of time as the Committee may select.  Which Performance Criteria to be used with respect to any grant, and the weight to be accorded thereto if more than one criteria is used, will be determined by the Committee at the time of grant.  Following the completion of each specified performance period, the Committee will certify in writing whether the applicable performance goals have been achieved for such performance period.

For purposes of the 2009 Plan, the term “Performance Criteria” means measures to be selected from the following items as applied to the Company, on a consolidated basis, and/or for specified subsidiaries, divisions or business or geographical units of the Company (except with respect to the total stockholder return and earnings per share criteria):  (i) stock price; (ii) earnings per share; (iii) increase in revenues; (iv) increase in cash flow; (v) increase in cash flow return; (vi) return on net assets; (vii) return on assets; (viii) return on investment; (ix) return on capital; (x) return on equity; (xi) economic value added; (xii) gross margin; (xiii) net income; (xiv) pretax earnings; (xv) pretax earnings before interest; (xvi) pretax earnings before interest, depreciation and amortization; (xvii) pretax operating earnings after interest expense and before incentives, service fees and extraordinary or special items; (xviii) operating income; (xix) total stockholder return; (xx) debt reduction; (xxi) increases in megawatts through new contract executions; (xxii) successful completion of an acquisition, initial public offering, private placement of equity or debt; or (xxiii) reduction of expenses.  Any of the above goals may be determined on the absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee, including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies.

Amendments

The Board may amend or modify the 2009 Plan at any time; provided, however, that shareholder approval will be obtained for any amendment to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule.  Option repricings shall be permitted subject to prior shareholder approval.

Federal Income Tax Aspects of the 2009 Plan

The following is a brief summary of certain of the U.S. federal income tax consequences under the 2009 Plan as normally operated and is not intended to be exhaustive.

As a general rule, no federal income tax is imposed on a participant upon the grant of an award under the 2009 Plan, and the Company is not entitled to a tax deduction by reason of such grant.  When an award is paid or becomes vested, the holder will realize ordinary income in an amount equal to the cash and/or the fair market value of the shares of common stock received at that time, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction.  Upon the exercise of a non-statutory stock option, the participant will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares of stock at the time of exercise over the exercise price paid for such shares, and the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation is recognized by the holder, assuming applicable federal income tax reporting requirements are satisfied.  Stock options that are incentive stock options (“ISOs”) under Section 422 of the Code are subject to special federal income tax treatment.  In general, no federal income tax is imposed on exercise of an ISO, although the exercise may trigger alternative minimum tax liability to the optionee, and the Company is not entitled to any deduction for federal income tax purposes in connection with the grant or exercise of an ISO. However, if the optionee disposes of the shares acquired upon exercise of an ISO before satisfying certain holding period requirements, the optionee will be treated, in general, as having received, at the time of disposition, compensation taxable as ordinary income, and in such event, the Company may claim a deduction for compensation paid at the same time and in the same amount as the compensation treated as being received by the optionee.

In general, Section 162(m) of the Code precludes a public corporation from taking a deduction for annual compensation in excess of $1 million paid to its chief executive officer or any of its three other highest-paid officers unless the compensation qualifies under Section 162(m) of the Code as “performance-based”.  The 2009 Plan has been designed to provide flexibility with respect to whether awards granted by the Committee will qualify as performance-based compensation under Section 162(m) of the Code and, therefore, be exempt from the deduction limit.

Upon a change of control of the Company, awards granted to certain individuals may be “excess parachute” payments for purposes of Section 280G of the Code and, in such event, the individual would be subject to an additional 20% excise tax with respect to the “parachute value” of the awards and the Company would not be entitled to a tax deduction for such parachute amount.

The 2009 Plan and awards granted under it are intended to comply with Section 409A of the Code, concerning deferred compensation.  Failure to comply could subject a participant to an additional 20% tax.

Inapplicability of ERISA

Based upon current law and published interpretations, the Company does not believe that the 2009 Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Accounting Considerations

In December 2004, the FASB issued a new accounting standard that will require companies to recognize an accounting expense for equity-based awards, which is referred to as SFAS 123(R).  SFAS 123R requires the fair value of all share-based payments to employees, including the fair value of grants of employee stock options to be recognized in the statement of operations, generally over the vesting period.  The compensation cost is recognized over the award's vesting period.  Companies can, at their discretion, choose to recognize expense (1) using a straight-line method for the entire award or (2) separately for each tranche over the vesting period.  In March 2005, the Securities and Exchange Commission issued Staff Accounting Bulletin (“SAB”) No. 107, which provides additional implementation guidance for SFAS 123R. Among other things, SAB 107 provides guidance on share-based payment valuations, income statement classification and presentation, capitalization of costs and related income tax accounting. SFAS 123R provides for adoption using either the modified prospective or modified retrospective transition method. The Company adopted SFAS 123R on April 1, 2006 using the modified prospective transition method in which compensation cost is recognized beginning April 1, 2006 for all share-based payments granted on or after that date and for awards granted to employees prior to April 1, 2006 that remain unvested on that date. The Company uses the Black-Scholes option pricing model to determine the fair value of stock option awards.

Required Vote

Proposal Three requires the affirmative vote of a majority of the votes cast on the proposal.  Stockholders may vote “for” or “against” the proposal or they may abstain from voting on the proposal.  Abstentions will have the effect of voting “against” the proposal, but broker non-votes will not have any effect on the outcome of this proposal.

The Board of Directors Unanimously Recommends a Vote “FOR” the Approval of the Valence Technology, Inc. 2009 Equity Incentive Plan.

NO INCORPORATION BY REFERENCE OF CERTAIN PORTIONS OF THIS PROXY STATEMENT

Notwithstanding anything to the contrary set forth in any of our previous filings made under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings made by us under those statutes, neither the preceding Audit Committee Report nor the Compensation Committee Report is to be incorporated by reference into any such prior filings, nor shall such report be incorporated by reference into any future filings made by us under those statutes.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Exchange Act requires our directors, officers (including a person performing a principal policy-making function) and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities of ours.  Directors, officers and 10% holders are required by SEC regulations to send us copies of all of the Section 16(a) reports they file.  Based solely upon a review of the copies of the forms sent to us and the representations made by the reporting persons to us, we believe that:

•	Mr. Carl E. Berg purchased shares of the Company’s common stock when he exercised a warrant on April 24, 2008, and filed a delinquent Form 4 on April 28, 2008;

•	Mr. John J. Locy purchased shares of the Company’s common stock on November 8, 2007, and filed a delinquent Form 4 on May 15, 2008;

•
Berg & Berg Enterprises LLC, of which Mr. Berg is the sole manager, purchased shares of the Company’s common stock when it exercised a warrant on September 30, 2008; Mr. Berg filed a delinquent Form 4 on October 3, 2008;

•	Berg & Berg purchased shares of the Company’s common stock on November 15, 2008; Mr. Berg filed a delinquent Form 4 on November 20, 2008; and

•
Mr. Donn V. Tognazzini joined our Board in July 2008.  He owned 217,000 shares of our common stock at the time he joined our Board and he received a grant of options to purchase 100,000 shares of our common stock on July 3, 2008 at an exercise price of $3.31 per share.  On June 25, 2009, he acquired beneficial ownership of 6,255 shares of our common stock at a purchase price of $1.90 per share, or  $12,140.05 in the aggregate, and on June 26, 2009 he acquired beneficial ownership of 33,745 shares of our common stock at a purchase price of $1.90 per share, or $65,470.65 in the aggregate, in each case by Donn V. and Daisy J. Tognazzini, TTEEs of Tognazzini 2003 Trust.  Mr. Tognazzini filed a delinquent Form 3 and a delinquent Form 4 related to his beneficial ownership of our common stock on July 27, 2009.

ANNUAL REPORT

We may mail or email a copy of our Annual Report to Stockholders for the fiscal year ended March 31, 2009 concurrently with this Proxy Statement to stockholders requesting that we send mail or email copies of such documents.  The Annual Report to Stockholders is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

ANNUAL REPORT ON FORM 10-K

We filed an Annual Report on Form 10-K with the SEC on June 5, 2009. In accordance with the rules adopted by the SEC, except for stockholders who have requested otherwise, we have generally mailed to our stockholders a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice of Internet Availability.  The Notice of Internet Availability provides instructions either for accessing this Proxy Statement and the Annual Report on Form 10-K at the website address referred to in the Notice of Internet Availability, or for requesting printed copies of such materials by mail or electronically by mail.

OTHER MATTERS

We know of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the shares they represent as our Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the proxy.

ON BEHALF OF THE BOARD OF DIRECTORS

/s/ Robert L. Kanode
Robert L. Kanode
Chief Executive Officer

July 29, 2009
12303 Technology Blvd., Suite 950
Austin, Texas 78727

APPENDIX A

VALENCE TECHNOLOGY, INC.

2009 EQUITY INCENTIVE PLAN

TABLE OF CONTENTS

ARTICLE I INTRODUCTION		1

1.1	Purpose	1
1.2	Definitions	1
1.3	Shares Subject to the Plan	5
1.4	Administration of the Plan	6
1.5	Granting of Awards to Participants	8
1.6	Leave of Absence	8
1.7	Term of Plan	8
1.8	Amendment and Discontinuance of the Plan	8

ARTICLE II NON-QUALIFIED OPTIONS		9

2.1	Eligibility	9
2.2	Exercise Price	9
2.3	Terms and Conditions of Non-Qualified Options	9
2.4	Option Repricing	10
2.5	Vesting	11

ARTICLE III INCENTIVE STOCK OPTIONS		11

3.1	Eligibility	11
3.2	Exercise Price	11
3.3	Dollar Limitation	11
3.4	10% Stockholder	11
3.5	Incentive Stock Options Not Transferable	12
3.6	Compliance with Code Section 422	12
3.7	Limitations on Exercise	12

ARTICLE IV AUTOMATIC DIRECTOR OPTION GRANT PROGRAM		12

4.1	Terms and Conditions of Non-Employee Director Options	12
4.2	Automatic Grant	12
4.3	Exercisability and Term of Non-Employee Director Options	13
4.4	Effect of Change of Control on Non-Employee Director Options	13

ARTICLE V RESTRICTED STOCK		14

5.1	Eligibility	14
5.2	Restrictions, Restricted Period and Vesting	14
5.3	Forfeiture of Restricted Stock	15
5.4	Delivery of Shares of Common Stock	15

ARTICLE VI PERFORMANCE AWARDS		15

6.1	Performance Awards	15
6.2	Performance Goals	15

ARTICLE VII OTHER STOCK OR PERFORMANCE-BASED AWARDS		18

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ARTICLE VIII CERTAIN PROVISIONS APPLICABLE TO ALL AWARDS		18

8.1	General	18
8.2	Stand-Alone, Additional, Tandem and Substitute Awards	18
8.3	Term of Awards	19
8.4	Form and Timing of Payment under Awards; Deferrals	19
8.5	Issuance of Restricted Stock/Forfeiture	19
8.6	Securities Requirements	19
8.7	Transferability	20
8.8	No Rights as a Stockholder	20
8.9	Listing and Registration of Shares of Common Stock	20
8.10	Termination of Employment, Death, Disability and Retirement	20
8.11	Change of Control	22
8.12	First Refusal Rights	23
8.13	Lock-Up Agreement	23
8.14	Stockholder Agreements/Investment Representations	23
8.15	Exemptions from Section 16(b) Liability	23

ARTICLE IX WITHHOLDING FOR TAXES		24

ARTICLE X MISCELLANEOUS		24

10.1	No Rights to Awards or Uniformity Among Awards	24
10.2	Conflicts with Plan	24
10.3	Rights as Employee, Consultant or Director	24
10.4	Governing Law	25
10.5	Gender, Tense and Headings	25
10.6	Severability	25
10.7	Other Laws	25
10.8	Unfunded Obligations	25
10.9	No Guarantee of Tax Consequences	25
10.10	Stockholder Agreements	26
10.11	Specified Employee under Section 409A of the Code	26
10.12	No Additional Deferral Features	26

[End of Table of Contents]

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VALENCE TECHNOLOGY, INC.
2009 EQUITY INCENTIVE PLAN

ARTICLE I
INTRODUCTION

1.1           Purpose.  The Valence Technology, Inc. 2009 Equity Incentive Plan (the “Plan”) is intended to promote the interests of Valence Technology, Inc., a Delaware corporation (the “Company”), and its stockholders by encouraging Employees, Service Providers and Non-Employee Directors of the Company or its Affiliates (as defined below) to acquire or increase their equity interests in the Company, thereby giving them an added incentive to work toward the continued growth and success of the Company.  The Board of Directors of the Company (the “Board”) also contemplates that through the Plan, the Company and its Affiliates will be better able to compete for the services of the individuals needed for the continued growth and success of the Company.  The Plan provides for payment of various forms of incentive compensation, and accordingly, is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and shall be administered accordingly.

1.2           Definitions.  As used in the Plan, the following terms shall have the meanings set forth below:

“Affiliate” means (i) any entity in which the Company, directly or indirectly, owns 50% or more of the combined voting power, as determined by the Committee, (ii) any “parent corporation” of the Company (as defined in Section 424(e) of the Code), (iii) any “subsidiary corporation” of any such parent corporation (as defined in Section 424(f) of the Code) of the Company and (iv) any trades or businesses, whether or not incorporated, which are members of a controlled group or are under common control (as defined in Sections 414(b) or (c) of the Code) with the Company; provided, however, that with respect to grants of Non-Qualified Options to purchase Common Stock of the Company, the term “Affiliate” shall mean only a corporation or other entity in a chain of corporations and/or other entities in which the Company has a “controlling interest” within the meaning of Treas. Reg. §1.414(c)-2(b)(2)(i), but using the threshold of 50% ownership wherever 80% appears.

“Awards” means, collectively, Options, Restricted Stock, Performance Awards or Other Stock or Performance-Based Awards.

“Change of Control” shall be deemed to have occurred upon any of the following events:

(a)           any “person” or “persons” (as defined in Section 3(a)(9) of the Exchange Act, and as modified in Section 13(d) and 14(d) of the Exchange Act) other than and excluding (i) the Company or any of its subsidiaries, (ii) any employee benefit plan of the Company or any of its subsidiaries, (iii) any Affiliate of the Company, (iv) an entity owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company or (v) an underwriter temporarily holding securities pursuant to an offering of such securities, becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the shares of voting stock of the Company then outstanding;

(b)           the consummation of any merger, organization, business combination or consolidation of the Company or one of its subsidiaries with or into any other entity, other than a merger, reorganization, business combination or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto and their respective Affiliates holding securities which represent immediately after such merger, reorganization, business combination or consolidation more than 50% of the combined voting power of the voting securities of the Company or the surviving company or the parent of such surviving company;

(c)           the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition if the holders of the voting securities of the Company outstanding immediately prior thereto and their respective Affiliates hold securities immediately thereafter which represent more than 50% of the combined voting power of the voting securities of the acquiror, or parent of the acquiror, of such assets;

(d)           the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

(e)           individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election by the Board was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than the Board.

Notwithstanding the foregoing, solely with respect to any Award that is subject to Section 409A of the Code and payable upon a Change of Control, the term “Change of Control” shall mean an event described in one or more of the foregoing provisions of this definition, but only if it also constitutes a “change of control event” within the meaning of Treas. Reg. §1.409A-3(i)(5).

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

“Committee” means the committee of one or more persons designated by the Board to administer the Plan and/or the Board; provided, however, that with respect to an Award granted to a Covered Employee that is intended to be “performance-based compensation” as described in Section 162(m)(4)(c) of the Code, the Committee shall consist solely of two or more “outside directors” as described in Section 162(m)(4)(c)(i) of the Code; and if the Company is subject to the Exchange Act, the Committee shall mean the Committee of the Board, which shall consist of not less than two independent members of the Board, each of whom shall qualify as a “non-employee director” (as that term is defined in Rule 16b-3 under the Exchange Act).

“Common Stock” means the common stock, par value $0.001 per share, of the Company.

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“Company” means the corporation described in Section 1.1 or any successor thereto which assumes and continues the Plan.

“Covered Employee” means the Chief Executive Officer of the Company and the three highest paid officers of the Company other than the Chief Executive Officer or the Chief Financial Officer as described in Section 162(m)(3) of the Code, as well as any person designated by the Committee, at the time of grant of a Performance Award, who is likely to be a Covered Employee with respect to that fiscal year; provided that the term “Covered Employee” shall in any case mean a “covered employee” as defined in Section 162(m) of the Code.

“Disability” means an inability to perform the Employee’s or Non-Employee Director’s material services for the Company for a period of 90 consecutive days or a total of 180 days, during any 365-day period, in either case as a result of incapacity due to mental or physical illness, which is determined to be total and permanent.  A determination of Disability shall be made by a physician reasonably satisfactory to both the Participant (or his guardian) and the Company, provided that if the Employee or Non-Employee Director (or his guardian) and the Company do not agree on a physician, the Employee or Non-Employee Director (or his guardian) and the Company shall each select a physician and these two together shall select a third physician, whose determination as to Disability shall be final, binding and conclusive with respect to all parties.  Notwithstanding the above, eligibility for disability benefits under any policy for long-term disability benefits provided to the Participant by the Company shall conclusively establish the Participant’s disability.  Solely with respect to any Award that is subject to Section 409A of the Code and payable upon Disability, the term “Disability” shall mean (i) an inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve months or (ii) the receipt of income replacements by the Participant, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, for a period of not less than three months under the Company’s accident and health plan.

“Effective Date” means, with respect to the Plan, the date that the Plan is (a) adopted by the Board and (b) approved by stockholders of the Company, provided that such stockholder approval occurs not more than one year prior to or after the date of such adoption.

“Employee” means any employee of the Company or an Affiliate, including any such employee who is an officer or Director of the Company or an Affiliate.

“Employment” includes any period in which a Participant is an Employee of the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” or “FMV Per Share” mean, with respect to shares of Common Stock, the fair market value of such shares determined in good faith by the Committee, using a reasonable application of any fair and reasonable method selected in the Committee’s discretion.  If the shares of Common Stock are traded on any exchange, the Fair Market Value or FMV Per Share shall be the closing sales price (or, if applicable, the highest reported bid price) of a share of Common Stock on the applicable date (or if there is no trading in the Common Stock on such date, on the next preceding date on which there was trading) as reported in The Wall Street Journal (or other reporting service approved by the Committee).

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“Hostile Take-Over” means (A) the acquisition, directly or indirectly, by any “person” or “persons” (as defined in Section 3(a)(9) of the Exchange Act, and as modified in Section 13(d) and 14(d) of the Exchange Act) other than and excluding (i) the Company or any of its subsidiaries, (ii) any employee benefit plan of the Company or any of its subsidiaries, (iii) any Affiliate of the Company, (iv) an entity owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company or (v) an underwriter temporarily holding securities pursuant to an offering of such securities, becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the shares of voting stock of the Company then outstanding pursuant to a tender or exchange offer made directly to the Company’s stockholders which the Board does not recommend that such stockholders accept; or (B) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that the Incumbent Board ceases for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election by the Board was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than the Board.  Notwithstanding the foregoing, solely with respect to any Award that is subject to Section 409A of the Code and payable upon a Hostile Take-Over, the term “Hostile Take-Over” shall mean an event described in one or more of the foregoing provisions of this definition, but only if it also constitutes a “change of control event” within the meaning of Treas. Reg. §1.409A-3(i)(5).

“Incentive Stock Option” means any option that satisfies the requirements of Code Section 422 and is granted pursuant to ARTICLE III of the Plan.

“Non-Employee Director” means a person who is a member of the Board but who is neither an Employee nor a Service Provider of the Company or any Affiliate.

“Non-Qualified Option” means an option not intended to satisfy the requirements of Code Section 422 and which is granted pursuant to ARTICLE II of the Plan.

“Option” means an option to acquire Common Stock granted pursuant to the provisions of the Plan, and refers to either an Incentive Stock Option or a Non-Qualified Option, or both, as applicable.

“Option Expiration Date” means the date determined by the Board or the Committee, which shall not be more than ten (10) years after the date of grant of an Option.

“Optionee” means a Participant who has received or will receive an Option.

“Other Stock or Performance-Based Award” means an award granted pursuant to ARTICLE VII of the Plan.

4

“Participant” means any Non-Employee Director, Employee or Service Provider granted an Award under the Plan.

“Performance Award” means an Award granted pursuant to ARTICLE VI of the Plan, which, if earned, shall be payable in shares of Common Stock, cash, or any combination thereof as determined by the Committee.

“Performance Period” means a period of not less than twelve (12) months and not more than sixty (60) months during which the Committee may grant Performance Awards.

“Restricted Period” means the period established by the Board or the Committee with respect to an Award during which the Award either remains subject to forfeiture or is not exercisable by the Participant.

“Restricted Stock” means one or more shares of Common Stock, prior to the lapse of restrictions thereon, granted under ARTICLE V of the Plan.

“Retirement” means termination of Employment of an Employee, or if determined by the Committee, termination of service of a Non-Employee Director, under circumstances as shall constitute retirement, as determined by the Committee or the Board.  In the event an Award issued under the Plan is subject to Section 409A of the Code, then, to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder shall be used in determining whether an Employee’s Employment has been terminated or a Non-Employee Director’s or Service Provider’s service has been terminated.

“Service Provider” means any individual, other than a Non-Employee Director or an Employee, who renders services to the Company or an Affiliate, whose participation in the Plan is determined to be in the best interests of the Company by the Committee.

1.3           Shares Subject to the Plan.

(a)           Authorized Shares; Annual Increase.  The maximum number of shares of Common Stock that may be issued under the Plan shall be 3,000,000 shares; provided that this number shall automatically increase on the first trading day of April each fiscal year during the term of the Plan, beginning with the fiscal year ending March 31, 2011, by (i) an amount (the “Annual Increase Amount”) equal to the lesser of (A) one percent (1%) of the total number of shares of Common Stock outstanding on the last trading day in March of the immediately preceding fiscal year and (B) 1,500,000 shares, or (ii) such other amount that is lower than the lesser of the amount determined by the preceding clauses (A)(i) and (ii) that the Board, in its sole discretion (but without any obligation), may determine shall be the Annual Increase Amount with respect to any applicable annual period.  The maximum number of shares of Common Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options is the lesser of (A) 3,000,000 shares, increased on the first trading day of April each fiscal year during the term of the Plan, beginning with the fiscal year ending March 31, 2011, by the Annual Increase Amount, and (B) 16,500,000 shares.  No more than 3,000,000 Options, stock appreciation rights or shares of Common Stock shall be issued to any one Participant pursuant to this Plan in any one fiscal year.  With respect to Performance Awards paid in cash or a combination of cash and Common Stock, the sum of such cash and Common Stock underlying an Award paid to any one individual in any one fiscal year shall not exceed 3,000,000 shares and/or $5.0 million.

5

(b)           Shares Returned.  In the event the number of shares to be delivered upon the exercise or payment of any Award granted under the Plan is reduced for any reason other than the withholding of shares or the payment of taxes or exercise price, or in the event any Award (or portion thereof) granted under the Plan can no longer under any circumstances be exercised or paid, the number of shares no longer subject to such Award shall thereupon be released from such Award and shall thereafter be available under the Plan for the grant of additional Awards.  Shares that cease to be subject to an Award because of the exercise of the Award, or the vesting of a Restricted Stock Award, shall no longer be subject to or available for any further grant under the Plan.  Shares issued pursuant to the Plan (x) may be treasury shares, authorized but unissued shares or, if applicable, shares acquired in the open market and (y) shall be fully paid and nonassessable.  No fractional shares shall be issued under the Plan.  Payment for any fractional shares that would otherwise be issuable hereunder in the absence of the immediately preceding sentence shall be made in cash.

(c)           Share Adjustments.  Notwithstanding the above, in the event that at any time after the Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the aggregate number and class of securities available under the Plan shall be ratably adjusted by the Board.  Upon the occurrence of any of the events described in the immediately preceding sentence, in order to preserve the fair value of Awards subject to the Plan, the Board shall adjust any or all of the following so that the fair value of the Award immediately after the event is equal to the fair value of the Award immediately prior to the event:  (a) the number of shares of Common Stock not subject to outstanding Awards with respect to which Awards may be granted, (b) the number of shares of Common Stock subject to outstanding Awards and (c) the grant or exercise price with respect to an Award.  Such adjustment in an outstanding Option shall be made (i) without change in the total price applicable to the Option or any unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and (ii) with any necessary corresponding adjustment in exercise price per share. The Board’s determinations shall be final, binding and conclusive with respect to the Company and all other interested persons.

1.4           Administration of the Plan.  The Plan shall be administered by the Committee.  In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the  Board or the Committee shall have the full and final power and authority, in its discretion:

(a)           to interpret the Plan and all Awards under the Plan;

(b)           to make, amend and rescind such rules as it deems necessary for the proper administration of the Plan;

(c)           to make all other determinations necessary or advisable for the administration of the Plan;

6

(d)           to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award under the Plan in the manner and to the extent that the Committee deems desirable to effectuate the Plan;

(e)           to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Common Stock to be subject to each Award;

(f)           to determine the type of Award granted and to designate Options as Incentive Stock Options or Non-Qualified Options;

(g)           to determine the Fair Market Value of shares of Common Stock or other property;

(h)           to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares purchased pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Common Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the formula and goals applicable to any Performance-Based Award and the extent to which such goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(i)           to determine whether an Award will be settled in shares of stock, cash, or in any combination thereof;

(j)           to approve one or more forms of Award Agreement;

(k)           to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(l)           to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service; and

(m)           to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of or to accommodate the laws, regulations, tax or accounting effectiveness, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards.

Any action taken or determination made by the Committee pursuant to this and the other sections of the Plan shall be final, binding and conclusive on all affected persons, including, without limitation, the Company, any Affiliate, any grantee, holder or beneficiary of an Award, any stockholder and any Employee, Service Provider or Non-Employee Director.  No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder, and the members of the Board and the Committee shall be entitled to indemnification to the fullest extent permitted by law and reimbursement by the Company and its Affiliates in respect of any claim, loss, damage or expense (including legal fees) arising from or in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties.

7

1.5           Granting of Awards to Participants.  The Committee shall have the authority to grant, prior to the expiration date of the Plan, Awards to such Employees, Service Providers and Non-Employee Directors as may be selected by it, subject to the terms and conditions set forth in the Plan.  In selecting the persons to receive Awards, including the type and size of the Award, the Board or the Committee may consider the contribution the recipient has made and/or may make to the growth of the Company or its Affiliates and any other factors that it may deem relevant.  No member of the Committee shall vote or act upon any matter relating solely to himself.  Grants of Awards to members of the Committee must be ratified by the Board.  In no event shall any Employee, Service Provider or Non-Employee Director, nor his, her or its legal representatives, heirs, legatees, distributees or successors have any right to participate in the Plan, except to such extent, if any, as permitted under the Plan and as the Board or the Committee may determine.

1.6           Leave of Absence.  If an employee is on military, sick leave or other bona fide leave of absence, such person shall be considered an “Employee” for purposes of an outstanding Award during the period of such leave, provided that it does not exceed 90 days (or such longer period as may be determined by the Committee in its sole discretion), or, if longer, so long as the person’s right to reemployment is guaranteed either by statute or by contract.  If the period of leave exceeds 90 days (or such longer period as may be determined by the Committee in its sole discretion), the employment relationship shall be deemed to have terminated on the ninety-first (91st) day (or the first day immediately following any period of leave in excess of 90 days as approved by the Committee) of such leave, unless the person’s right to reemployment is guaranteed by statute or contract.

1.7           Term of Plan.  If not sooner terminated under the provisions of Section 1.8, the Plan shall terminate upon, and no further Awards shall be made, after the tenth (10th) anniversary of the Effective Date.

1.8           Amendment and Discontinuance of the Plan.  The Board may amend, suspend or terminate the Plan at any time without prior notice to or consent of any person; provided, however, that subject to ARTICLE VIII, no amendment, suspension or termination of the Plan may without the consent of the holder of an Award, terminate such Award or adversely affect such person’s rights with respect to such Award in any material respect unless or to the extent specified in the Award itself; and provided further that, no amendment shall be effective prior to its approval by the stockholders of the Company, to the extent such approval is required by (a) applicable legal requirements or (b) the requirements of any securities exchange on which the Company’s stock may be listed.  Notwithstanding the foregoing, the Board may amend the Plan or any Award in such manner as it deems necessary in order to permit Awards to meet the requirements of the Code or other applicable laws, or to prevent adverse tax consequences to the Participants.

8

ARTICLE II
NON-QUALIFIED OPTIONS

2.1           Eligibility.  The Committee may grant Non-Qualified Options to purchase shares of Common Stock to any Employee, Service Provider and Non-Employee Directors according to the terms set forth below.  Each Non-Qualified Option granted under the Plan shall be evidenced by a written agreement between the Company and the individual to whom such Non-Qualified Option was granted in such form as the Committee shall provide.

2.2           Exercise Price.  The exercise price to be paid for each share of Common Stock deliverable upon exercise of each Non-Qualified Option granted under this ARTICLE II shall not be less than one hundred percent (100%) of the FMV Per Share on the date of grant of such Non-Qualified Option.  The exercise price for each Non-Qualified Option granted under ARTICLE II shall be subject to adjustment as provided in Section 2.3(e).

2.3           Terms and Conditions of Non-Qualified Options.  Non-Qualified Options shall be in such form as the Board or the Committee may from time to time approve, shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with this ARTICLE II, as the Committee shall deem desirable:

(a)           Option Period and Conditions and Limitations on Exercise.  No Non-Qualified Option shall be exercisable later than the Option Expiration Date.  To the extent not prohibited by other provisions of the Plan, each Non-Qualified Option shall be exercisable at such time or times as the Board or the Committee, in its discretion, may determine at the time such Non-Qualified Option is granted.

(b)           Manner of Exercise.  In order to exercise a Non-Qualified Option, the person or persons entitled to exercise such Non-Qualified Option shall deliver to the Company payment in full for (i) the shares being purchased and (ii) unless other arrangements have been made with the Committee, any required withholding taxes.  The payment of the exercise price for each Non-Qualified Option shall be made (i) in cash or by certified check payable and acceptable to the Company, (ii) with the consent of the Committee, by tendering to the Company shares of Common Stock owned by the person for more than six months having an aggregate Fair Market Value as of the date of exercise that is not greater than the full exercise price for the shares with respect to which the Non-Qualified Option is being exercised and by paying any remaining amount of the exercise price as provided in (i) above, or (iii) subject to such instructions as the Committee may specify, at the person’s written request the Company may deliver certificates for the shares of Common Stock for which the Non-Qualified Option is being exercised to a broker for sale on behalf of the person; provided that the person has irrevocably instructed such broker to remit directly to the Company on the person’s behalf the full amount of the exercise price from the proceeds of such sale.  In the event that the person elects to make payment as allowed under clause (ii) above, the Committee may, upon confirming that the Optionee owns the number of additional shares being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Non-Qualified Option less the number of shares being tendered upon the exercise and return to the person (or not require surrender of) the certificate for the shares being tendered upon the exercise.  If the Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares.

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(c)           Proceeds.  The proceeds received from the sale of shares of Common Stock pursuant to exercise of Non-Qualified Options exercised under the Plan will be used for general corporate purposes.

(d)           Non-Qualified Options Not Transferable.  Except as provided below, no Non-Qualified Option granted hereunder shall be transferable other than by (i) will or by the laws of descent and distribution or (ii) pursuant to a domestic relations order, and during the lifetime of the Participant to whom any such Non-Qualified Option is granted, it shall be exercisable only by the Participant (or his guardian).  Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Non-Qualified Option granted hereunder, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee and shall, at the sole discretion of the Board or the Committee, result in forfeiture of the Non-Qualified Option with respect to the shares involved in such attempt.  With respect to a specific Non-Qualified Option, in accordance with rules and procedures established by the Board or the Committee from time to time, the Participant (or his guardian) may transfer, for estate planning purposes, all or part of such Non-Qualified Option to one or more immediate family members or related family trusts or partnerships or similar entities as determined by the Board or the Committee.  Any Non-Qualified Option that is transferred in accordance with the provisions of this Section 2.3(d) may only be exercised by the person or persons who acquire a proprietary interest in the Non-Qualified Options pursuant to the transfer.

(e)           Adjustment of Non-Qualified Options.  In the event that at any time after the Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Board shall make appropriate and equitable adjustments to all Non Qualified Options then outstanding as provided in Section 1.3.

(f)           Listing and Registration of Shares.  Each Non-Qualified Option shall be subject to the requirement that if at any time the Board or the Committee determines, in its discretion, that the listing, registration or qualification of the shares subject to such Non-Qualified Option under any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such Non-Qualified Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to  the Board.

2.4           Option Repricing.  The Board or the Committee may, subject to stockholder approval and compliance with applicable securities laws, grant to holders of outstanding Non-Qualified Options, in exchange for the surrender and cancellation of such Non-Qualified Options, new Non-Qualified Options having exercise prices lower (but not lower than the FMV Per Share on the date of grant of the new Non-Qualified Option) or higher (with any required consent from the holder) than the exercise price provided in the Non-Qualified Options so surrendered and canceled and containing such other terms and conditions as the Board or the Committee may deem appropriate, other than any changes, terms or conditions that would cause the affected Non-Qualified Options to become subject to Section 409A of the Code, whether by reason of an extension of the term, an additional deferral feature, or otherwise.

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2.5           Vesting.  Subject to Sections 8.10 and 8.11, unless otherwise provided in an Award, one-fourth (1/4th) of the Options granted to a Participant shall vest on each anniversary of the date of grant of such Options until all Options are fully vested or any unvested Options are forfeited.

ARTICLE III
INCENTIVE STOCK OPTIONS

The terms specified in this ARTICLE III shall be applicable to all Incentive Stock Options.  Except as modified by the provisions of this ARTICLE III, all the provisions of ARTICLE II shall be applicable to Incentive Stock Options.  Options which are specifically designated as Non-Qualified Options shall not be subject to the terms of this ARTICLE III.

3.1           Eligibility.  Incentive Stock Options may only be granted to Employees of the Company or its parent or subsidiary as defined in Sections 424(e) or (f) of the Code, as applicable, while each such entity is a “corporation” described in Section 7701(a)(3) of the Code and Treas. Reg. §1.421-1(i)(1).

3.2           Exercise Price.  Subject to Section 3.4, the exercise price per share shall not be less than one hundred percent (100%) of the FMV Per Share on the date of grant of the Incentive Stock Option.

3.3           Dollar Limitation.  The aggregate Fair Market Value (determined as of the respective date or dates of grant) of shares of Common Stock for which one or more Options granted to any Employee under the Plan (or any other option plan of the Company or any Affiliate which is a parent or subsidiary as defined in Code Sections 424(e) or (f), as applicable) may for the first time become exercisable as Incentive Stock Options during any one (1) calendar year shall not exceed the sum of $100,000.  To the extent the Employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Options as Incentive Stock Options shall be applied on the basis of the order in which such Options are granted.

3.4           10% Stockholder.  If any Employee to whom an Incentive Stock Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any “parent corporation” of the Company (as defined in Section 424(e) of the Code) or any “subsidiary corporation” of the Company (as defined in Section 424(f) of the Code), then the exercise price per share under such Incentive Stock Option shall not be less than one hundred ten percent (110%) of the FMV Per Share on the date of grant, and the Option term shall not exceed five (5) years measured from the date of grant.  For purposes of the immediately preceding sentence, the attribution rules under Section 424(d) of the Code shall apply for purposes of determining an Employee’s ownership.

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3.5           Incentive Stock Options Not Transferable.  No Incentive Stock Option granted hereunder (a) shall be transferable other than by will or by the laws of descent and distribution and (b) except as permitted in regulations or other guidance issued under Section 422 of the Code, shall be exercisable during the Optionee’s lifetime by any person other than the Optionee (or his guardian).

3.6           Compliance with Code Section 422.  All Options that are intended to be Incentive Stock Options described in Code Section 422 shall be designated as such in the Option grant and in all respects shall be issued in compliance with Code Section 422.

3.7           Limitations on Exercise.  No Incentive Stock Option shall be exercisable more than three (3) months after the Optionee ceases to be an Employee for any reason other than death or Disability, or more than one (1) year after the Optionee ceases to be an Employee due to death or Disability.

ARTICLE IV
AUTOMATIC DIRECTOR OPTION GRANT PROGRAM

4.1           Terms and Conditions of Non-Employee Director Options.  Non-Employee Director Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish.  Non-Employee Director Award agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the terms and conditions of ARTICLE II to the extent not inconsistent with this ARTICLE IV and the following terms and conditions.

4.2           Automatic Grant.  Subject to the execution by a Non-Employee Director of an appropriate Award agreement, Options shall be granted automatically and without further action of the Board, as follows:

(a)           Initial Option.  Each person who first becomes a Non-Employee Director after the Effective Date shall be granted on the date such person first becomes a Non-Employee Director an Option to purchase 100,000 shares of Stock (an “Initial Option”).

(b)           Annual Option.  Each Non-Employee Director shall be granted on the date of each annual meeting of the stockholders of the Company which occurs on or after the Effective Date (an “Annual Meeting”) immediately following which such person remains a Non-Employee Director an Option to purchase 50,000 shares of Stock (an “Annual Option”); provided, however, that a Non-Employee Director granted an Initial Option on, or within a period of six (6) months prior to, the date of an Annual Meeting shall not be granted an Annual Option pursuant to this Section with respect to the same Annual Meeting.

(c)           Right to Decline Non-Employee Director Option.  Notwithstanding the foregoing, any person may elect not to receive a Non-Employee Director Option by delivering written notice of such election to the Board no later than the day prior to the date such Option would otherwise be granted.  A person so declining a Non-Employee Director Option shall receive no payment or other consideration in lieu of such declined Non-Employee Director Option.  A person who has declined a Non-Employee Director Option may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date such Non-Employee Director Option would be granted pursuant to Section 4.2(a) or (b), as the case may be.

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4.3           Exercisability and Term of Non-Employee Director Options.  Each Non-Employee Director Option shall vest and become exercisable as set forth below and shall, for such Options granted after approval of this Plan by Company stockholders, terminate and cease to be exercisable on the tenth (10th) anniversary of the date of grant of the Non-Employee Director Option, unless earlier terminated in accordance with the terms of the Plan or the Award agreement evidencing such Non-Employee Director Option.

(a)           Initial Options.  Except as otherwise provided in the Plan or in the Award agreement evidencing such Non-Employee Director Option, each Initial Option shall vest and become exercisable in four (4) substantially equal installments on each of the first four (4) anniversaries of the date of grant of the Initial Option, provided that the Non-Employee Director’s Service has not terminated prior to the relevant date.

(b)           Annual Options.  Except as otherwise provided in the Plan or in the Award agreement evidencing such Non-Employee Director Option, each Annual Option shall vest and become exercisable in four (4) substantially equal installments on each of the first four (4) anniversaries of the date of grant of the Annual Option, provided that the Non-Employee Director’s Service has not terminated prior to the relevant date.

4.4           Effect of Change of Control on Non-Employee Director Options.  In the event of a Change of Control, any unexercisable or unvested portions of outstanding Non-Employee Director Options held by Non-Employee Directors whose Service has not terminated prior to such date shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Change of Control.  The exercise or vesting of any Non-Employee Director Option and any shares acquired upon the exercise thereof that was permissible solely by reason of this Section 4.4 shall be conditioned upon the consummation of the Change of Control.  In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiring Corporation”), may either assume the Company’s rights and obligations under outstanding Non-Employee Director Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation’s stock.  Any Non-Employee Director Options which are neither assumed nor substituted for by the Acquiring Corporation in connection with the Change of Control nor exercised as of the date of the Change of Control shall terminate and cease to be outstanding effective as of the date of the Change of Control.  Notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Non-Employee Director Options immediately prior to an event constituting a Change of Control is the surviving or continuing corporation and immediately after such event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Non-Employee Director Options shall not terminate.

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ARTICLE V
RESTRICTED STOCK

5.1           Eligibility.  All Employees, Service Providers and Non-Employee Directors shall be eligible for grants of Restricted Stock.

5.2           Restrictions, Restricted Period and Vesting.

(a)           Restrictions.  The Restricted Stock shall be subject to such forfeiture restrictions (including, without limitation, limitations that qualify as a “substantial risk of forfeiture” within the meaning given to that term under Section 83 of the Code) and restrictions on transfer by the Participant and repurchase by the Company as the Committee, in its sole discretion, shall determine.  Prior to the lapse of such restrictions, the Participant shall not be permitted to transfer such shares.  The Company shall have the right to repurchase or recover such shares for the lesser of (i) the amount of cash paid therefor, if any, or (ii) the Fair Market Value of the shares if (x) the Participant shall terminate Employment from, or services to, the Company prior to the lapse of such restrictions under circumstances that do not result in full vesting or (y) the Restricted Stock is otherwise forfeited by the Participant pursuant to the terms of the Award.

(b)           Vesting.  Subject to Sections 8.10 and 8.11, unless otherwise provided in an Award, one-fourth (1/4th) of the Restricted Stock granted to a Participant shall vest on each anniversary date of the grant of such Restricted Stock until all Restricted Stock is fully vested or any unvested Restricted Stock is forfeited.

(c)           Immediate Transfer Without Immediate Delivery of Restricted Stock.  Each certificate representing Restricted Stock awarded under the Plan shall be registered in the name of the Participant and, during the Restricted Period, shall be left on deposit with the Company, or in trust or escrow pursuant to an agreement satisfactory to the Committee, along with a stock power endorsed in blank, until such time as the restrictions on transfer have lapsed.  The grantee of Restricted Stock shall have all the rights of a stockholder with respect to such shares including the right to vote and the right to receive dividends or other distributions paid or made with respect to such shares; provided, however, that the Committee may in the Award restrict the Participant’s right to dividends and voting until the restrictions on the Restricted Stock lapse.  Any certificate or certificates representing shares of Restricted Stock (vested or unvested) shall bear a legend similar to the following:

“The shares represented by this certificate have been issued pursuant to the terms of the Valence Technology, Inc. 2009 Equity Incentive Plan and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as is set forth in the terms of such award dated _______________, 20___.”

In addition, during any periods when Awards of Restricted Stock are made and the Company does not have in place an effective registration statement on Form S-8 or other available form permitted by the Securities and Exchange Commission, any certificate or certificates representing shares of Restricted Stock (vested or unvested) shall bear a legend similar to the following:

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“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Act”), or any other securities law.  No sale, transfer or other disposition of such securities, or of any interest therein, may be made or shall be recognized unless in the satisfactory written opinion of counsel for, or other counsel satisfactory to, the issuer such transaction would not violate or require registration under the Act or other law.”

5.3           Forfeiture of Restricted Stock.  If, for any reason, the restrictions imposed by the Committee upon Restricted Stock are not satisfied at the end of the Restricted Period, any Restricted Stock remaining subject to such restrictions shall thereupon be forfeited by the Participant and reacquired by the Company at the lower of (a) the price per share paid for such Restricted Stock (if any) by the Participant or (b) its Fair Market Value on the date of forfeiture.

5.4           Delivery of Shares of Common Stock.  Subject to the withholding and other requirements of ARTICLE VIII and provisions of the Award, at the expiration of the Restricted Period, a stock certificate evidencing the Restricted Stock (to the nearest full share) with respect to which the Restricted Period has expired shall be delivered without charge to the Participant, or his personal representative, free of all vesting restrictions under the Plan, but subject to any restrictions under the Securities Act of 1933, as amended (the “Securities Act”), or any other securities statute.

ARTICLE VI
PERFORMANCE AWARDS

6.1           Performance Awards.  To the extent the Committee determines that any Award granted pursuant to this Plan shall be contingent upon performance goals or shall constitute performance-based compensation for purposes of Section 162(m) of the Code, the grant or settlement of the Award shall, in the Committee’s discretion, be subject to the achievement of performance goals determined and applied in a manner consistent with this Section 6.1.  The Committee may grant Performance Awards based on performance criteria measured over a Performance Period.  The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to increase the amounts payable under any Award subject to performance conditions except as limited under Section 6.2 hereof in the case of a Performance Award granted to a Covered Employee.

6.2           Performance Goals.  The grant and/or settlement of a Performance Award shall be contingent upon the terms set forth in this Section 6.2.

(a)           General.  The performance goals for Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each such criterion, as specified by the Committee.  In the case of any Award granted to a Covered Employee, performance goals shall be designed to be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder (including Treas. Reg. §1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee are such that the achievement of performance goals is “substantially uncertain” at the time the Award is granted.  The Committee may determine that such Performance Awards shall be granted and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to the grant and/or settlement of such Performance Awards.  Performance goals may differ among Performance Awards granted to any one Participant or for Performance Awards granted to different Participants.

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(b)           Business Criteria.  One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries, divisions or business or geographical units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for Performance Awards granted to a Participant:

(i)           stock price;

(ii)          earnings per share;

(iii)         increase in revenues;

(iv)         increase in cash flow;

(v)          increase in cash flow return;

(vi)         return on net assets;

(vii)        return on assets;

(viii)       return on investment;

(ix)          return on capital;

(x)           return on equity;

(xi)          economic value added;

(xii)         gross margin;

(xiii)        net income;

(xiv)        pretax earnings;

(xv)         pretax earnings before interest;

(xvi)        pretax earnings before interest, depreciation and amortization;

(xvii)       pretax operating earnings after interest expense and before incentives, service fees and extraordinary or special items;

(xviii)      operating income;

(xix)         total stockholder return;

(xx)          debt reduction;

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(xxi)         increases in megawatts through new contract executions;

(xxii)        successful completion of an acquisition, initial public offering, private placement of equity or debt; or

(xxiii)       reduction of expenses.

Any of the above goals may be determined on the absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee, including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies.  Performance targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award formula by the level attained during the applicable Performance Period.  A Performance target may be stated as an absolute value or as a value determined relative to a standard selected by the Committee.

(c)           Timing for Establishing Performance Goals.  Performance goals in the case of any Award granted to a Participant who is a Covered Employee shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code.

(d)           Settlement of Performance Awards; Other Terms.  After the end of each Performance Period, the Committee shall determine the amount, if any, of Performance Awards payable to each Participant based upon achievement of business criteria over a Performance Period.  The Committee may not exercise discretion to increase any such amount payable in respect of a Performance Award to a Covered Employee that is designed to comply with Section 162(m) of the Code.  The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of Employment by the Participant prior to the end of a Performance Period or settlement of Performance Awards.

(e)           Written Determinations.  All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award, and the achievement of performance goals relating to Performance Awards shall be made in writing in the case of any Award granted to a Participant.  The Committee may not delegate any responsibility relating to Performance Awards discussed in this Section 6.2(e).

(f)           Status of Performance Awards under Section 162(m) of the Code.  It is the intent of the Company that Performance Awards granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Section 162(m) of the Code and regulations thereunder (including Treas. Reg. §1.162-27 and successor regulations thereto) shall, if so designated by the Committee, constitute “performance-based compensation” within the meaning of Section 162(m) of the Code and regulations thereunder.  Accordingly, the terms of this Section 6.2 shall be interpreted in a manner consistent with Section 162(m) of the Code and regulations thereunder.  If any provision of the Plan as in effect on the date of adoption or any agreements relating to Performance Awards that are designated as intended to comply with Section 162(m) of the Code does not comply or is inconsistent with the requirements of Section 162(m) of the Code or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

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ARTICLE VII
OTHER STOCK OR PERFORMANCE-BASED AWARDS

The Committee is hereby authorized to grant to Employees, Service Providers and Non-Employee Directors “Other Stock or Performance-Based Awards,” which shall consist of a right which (a) is not an Award described in any other Article of this Plan and (b) is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock (including, without limitation, units or securities convertible into shares of Common Stock) or cash as deemed by the Committee to be consistent with the purposes of this Plan.  Subject to the terms of this Plan, the Committee shall determine the terms and conditions of any such Other Stock or Performance-Based Awards, which shall be contained in a written agreement or other document covering such Awards.

ARTICLE VIII
CERTAIN PROVISIONS APPLICABLE TO ALL AWARDS

8.1           General.  Awards shall be evidenced by a written agreement or other document and may be granted on the terms and conditions set forth herein.  In addition, the Committee may impose on any Award or the exercise thereof, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award; provided, however, that any such election would not (i) cause the application of Section 409A of the Code to the Award or (ii) create adverse tax consequences under Section 409A of the Code should Section 409A apply to the Award.  The terms, conditions and/or restrictions contained in an Award may differ from the terms, conditions and restrictions contained in any other Award.  The Board may amend an Award; provided, however, that, subject to Section 8.11, no amendment of an Award may, without the consent of the holder of the Award, adversely affect such person’s rights with respect to such Award in any material respect.  The Board or the Committee shall retain full power and discretion to accelerate or waive, at any time, any term or condition of an Award that is not mandatory under the Plan; provided, however, that subject to Section 8.11, the Board or the Committee shall not have the discretion to accelerate or waive any term or condition of an Award if the Award is intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code and such discretion would cause the Award not to so qualify.  Except in cases in which the  Board or the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the Delaware General Corporation Law, no consideration other than services may be required for the grant of any Award.

8.2           Stand-Alone, Additional, Tandem and Substitute Awards.  Subject to Section 2.4, Awards granted under the Plan may, in the discretion of the Board or the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate, or any other right of a Participant to receive payment from the Company or any Affiliate; provided, however, that no Award shall be issued under the Plan if issuance of the Award would result in adverse tax consequences under Section 409A of the Code.  Such additional, tandem and substitute or exchange Awards may be granted at any time.  If an Award is granted in substitution or exchange for another Award, the Board or the Committee shall require the surrender of such other Award for cancellation in consideration for the grant of the new Award.  In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate.  Any such action contemplated under this Section 8.2 shall be effective only to the extent that such action will not cause any Award that is subject to Section 409A of the Code to result in adverse consequences under Section 409A of the Code.

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8.3           Term of Awards.  The term or Restricted Period of each Award that is an Option or Restricted Stock shall be for such period as may be determined by the Board or the Committee; provided, however, that in no event shall the term of any such Award exceed a period of ten years (or such shorter terms as may be required in respect of an Incentive Stock Option under Section 422 of the Code).

8.4           Form and Timing of Payment under Awards; Deferrals.  Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or an Affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in a single payment or transfer, or in installments.  The settlement of any Award may, subject to any limitations set forth in the Award agreement, be accelerated and cash paid in lieu of shares in connection with such settlement, in the discretion of the Board or the Committee or upon occurrence of one or more specified event.

8.5           Issuance of Restricted Stock/Forfeiture.  After the satisfaction of all of the terms and conditions set by the Committee with respect to an Award of Restricted Stock, a certificate for the number of shares that are no longer subject to such restrictions, terms and conditions shall be delivered to the Employee.  The number of shares of Common Stock which shall be issuable upon earning of an Award denominated in cash shall be determined by dividing (A) by (B) where (A) is the amount of Award that is earned and payable, as applicable, and (B) is the FMV Per Share of Common Stock on the date the Award is earned and payable, as applicable.  Upon termination, resignation or removal of a Participant under circumstances that do not cause such Participant to become fully vested, any remaining unvested Options, shares of Restricted Stock, or other unvested Awards, as the case may be, shall either be forfeited back to the Company or, if appropriate under the terms of the Award, shall continue to be subject to the restrictions, terms and conditions set by the  Committee with respect to such Award.

8.6           Securities Requirements.  No shares of Common Stock will be issued or transferred pursuant to an Award, including any repricing or exchange permitted and effected hereunder, unless and until all then-applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction and by any stock market or exchange upon which the Common Stock may be listed, have been fully met.  As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the grantee to take any reasonable action to meet such requirements.  The Company shall not be obligated to take any affirmative action in order to cause the issuance or transfer of shares pursuant to an Award to comply with any law or regulation described in the second preceding sentence.

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8.7           Transferability.

(a)           Non-Transferable Awards and Options.  Except as otherwise specifically provided in the Plan, no Award and no right under the Plan, contingent or otherwise, other than Restricted Stock as to which restrictions have lapsed, will be (i) assignable, saleable or otherwise transferable by a Participant except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order or (ii) subject to any encumbrance, pledge or charge of any nature.  No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Board or the Committee shall have been furnished with a copy of the deceased Participant’s will or such other evidence as the Board or the Committee may deem necessary to establish the validity of the transfer.  Any attempted transfer in violation of this Section 8.7(a) shall be void and ineffective for all purposes.

(b)           Ability to Exercise Rights.  Except as otherwise specifically provided under the Plan, only the Participant or his guardian (if the Participant becomes Disabled), or in the event of his death, his legal representative or beneficiary, may exercise Options, receive cash payments and deliveries of shares or otherwise exercise rights under the Plan.  The executor or administrator of the Participant’s estate, or the person or persons to whom the Participant’s rights under any Award will pass by will or the laws of descent and distribution, shall be deemed to be the Participant’s beneficiary or beneficiaries of the rights of the Participant hereunder and shall be entitled to exercise such rights as are provided hereunder.

8.8           No Rights as a Stockholder.  Except as otherwise provided in Section 5.2(c), a Participant who has received a grant of an Award or a transferee of such Participant shall have no rights as a stockholder with respect to any shares of Common Stock until such person becomes the holder of record.  Except as otherwise provided in Section 5.2(c), no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

8.9           Listing and Registration of Shares of Common Stock.  The Company, in its discretion, may postpone the issuance and/or delivery of shares of Common Stock upon any exercise of an Award until completion of such stock exchange listing, registration or other qualification of such shares under any state and/or federal law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

8.10         Termination of Employment, Death, Disability and Retirement.

(a)           Termination of Employment.  Unless otherwise provided in the Award, if Employment of an Employee or service of a Non-Employee Director is terminated for any reason whatsoever other than death, Disability or Retirement, or if service of a Service Provider is terminated for any reason whatsoever other than death, any unvested Award granted pursuant to the Plan outstanding at the time of such termination and all rights thereunder shall wholly and completely terminate and no further vesting shall occur, and the Employee, Service Provider or Non-Employee Director shall be entitled to exercise his or her rights with respect to the portion of the Award vested as of the date of termination for a period that shall end on the earlier of (i) the expiration date set forth in the Award with respect to the vested portion of such Award or (ii) the date that occurs three (3) months after such termination date.  In the event an Award issued under the Plan is subject to Section 409A of the Code, then, to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Separation from Service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder shall be used in determining whether an Employee’s Employment has been terminated or a Non-Employee Directors or Service Provider’s service has been terminated.

20

(b)          Retirement.  Unless otherwise provided in the Award, upon the Retirement of an Employee or, if applicable, Non-Employee Director:

(i)           any unvested portion of any outstanding Award shall immediately terminate and no further vesting shall occur; and

(ii)           any vested Award shall expire on the earlier of (A) the expiration date set forth in the Award or (B) the expiration of (1) twelve (12) months after the date of Retirement in the case of any Award other than an Incentive Stock Option and (2) three (3) months after the date of Retirement in the case of an Incentive Stock Option.

(c)           Disability or Death.  Unless otherwise provided in the Award, upon termination of Employment or service from the Company or any Affiliate that is a parent or subsidiary of the Company as a result of Disability of an Employee or Non-Employee Director or death of an Employee, Non-Employee Director or Service Provider, or with respect to a Participant who is either a retired former Employee or Non-Employee Director who dies during the period described in Section 8.10(b), hereinafter the “Applicable Retirement Period,” or a disabled former Employee or Non-Employee Director who dies during the period that expires on the earlier of the expiration date set forth in any applicable outstanding Award or the first anniversary of the person’s termination of Employment or service due to Disability, hereinafter the “Applicable Disability Period”:

(i)           any unvested portion of any outstanding Award that has not already terminated shall immediately terminate and no further vesting shall occur; and

(ii)           any vested Award shall expire upon the earlier of (A) the expiration date set forth in the Award or (B) the later of (1) the first anniversary of such termination of Employment as a result of Disability or death or (2) the first anniversary of such person’s death during the Applicable Retirement Period or the Applicable Disability Period.

(d)           Continuation.  Notwithstanding any other provision of the Plan, the Board or the Committee, in its discretion, may provide for the continuation of any Award for such period and upon such terms and conditions as are determined by the Board or the Committee in the event that a Participant ceases to be an Employee, Service Provider or Non-Employee Director, except to the extent that such continuation would cause the Award to become subject to the provisions of Section 409A of the Code or if the Award is intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code and such continuation would cause the Award to not so qualify.

21

8.11         Change of Control.

(a)           Change of Control.  Unless otherwise provided in the Award, in the event of a Change of Control, the Board shall have the authority in its sole discretion to take any one or more of the following actions with respect to the Awards:

(i)           the Board may accelerate vesting and the time at which all Options then outstanding may be exercised so that those types of Awards may be exercised in full for a limited period of time on or before a specified date fixed by the Board or the Committee, after which specified date all unexercised Options and all rights of Participants thereunder shall terminate, or the Board or the Committee may accelerate vesting and the time at which Options may be exercised so that those types of Awards may be exercised in full for their then remaining term;

(ii)           the Board may waive all restrictions and conditions of all Restricted Stock then outstanding with the result that those types of Awards shall be deemed satisfied, and the Restricted Period or other limitations on payment in full with respect thereto shall be deemed to have expired, as of the date of the Change of Control or such other date as may be determined by the Board;

(iii)          the Board may cause the acquirer to assume the Plan and the Awards or exchange the Awards for awards for the acquirer’s stock; and

(iv)          the Board may terminate the Plan and all outstanding unvested or unexercised Awards as of the date of the Change of Control.

(b)           Notwithstanding the above provisions of this Section 8.11, the Board shall not be required to take any action described in the preceding provisions of this Section 8.11, and any decision made by the Board, in its sole discretion, not to take some or all of the actions described in the preceding provisions of this Section 8.11 shall be final, binding and conclusive with respect to the Company and all other interested persons.

(c)           Right of Cash-Out.  The Board shall have the right for a forty-five (45) day period immediately following the date that the Change of Control is deemed to have occurred to require all, but not less than all, Participants to transfer and deliver to the Company all Awards previously granted to the Participants in exchange for an amount equal to the Cash Value (defined below) of the Awards.  Such right shall be exercised by written notice to all Participants.  For purposes of this Section 8.11, the “Cash Value” of an Award shall equal the sum of (i) the cash value of all benefits to which the Participant would be entitled upon settlement or exercise of any Award which is not an Option or Restricted Stock and (ii) (A) in the case of any Award that is an Option, the excess of the FMV Per Share over the option price or (B) in the case of an Award that is Restricted Stock the FMV Per Share of Restricted Stock, multiplied by the number of shares subject to such Award.  The amount payable to each Participant by the Company pursuant to this Section 8.11(c) shall be in cash or by certified check paid within five (5) days following the transfer and delivery of such Award (but in no event later than fifty (50) days following the date of the Change in Control) and shall be reduced by any taxes required to be withheld.

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(d)           Hostile Take-Over.  Notwithstanding the above provisions of this Section 8.11, in the event of a Hostile Take-Over, the shares of Common Stock at the time subject to each outstanding Option but not otherwise vested shall automatically vest in full so that each such Option shall, immediately prior to date such Hostile Take-Over is deemed to have occurred, become fully exercisable for all of the shares of Common Stock at the time subject to such Option and may be exercised for all or any of those shares as fully vested shares of Common Stock.  Each such Option accelerated in connection with a Hostile Take-Over shall remain exercisable until the expiration or sooner termination of the Option term.  All outstanding repurchase rights related to any outstanding Awards shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full in the event of a Hostile Take-Over.  Upon the occurrence of a Hostile Take-Over, within forty-five (45) days following such Hostile Take-Over each Participant shall surrender to the Company each of his or her outstanding Options or Awards (other than Restricted Stock) in exchange for an amount equal to the Cash Value of such Option or Award (other than Restricted Stock).  The amount payable to each Participant pursuant to this Section 8.11(d) shall be in cash or by certified check paid within five (5) days following the surrender of the Option or Award to the Company (but in no event later than fifty (50) days following the date of the Hostile Take-Over) and shall be reduced by any taxes required to be withheld.

8.12           First Refusal Rights.  If so provided in the Award agreement, the Company shall have the right of first refusal with respect to any proposed disposition by the Participant (or any successor in interest) of any shares of Common Stock issued under the Plan.  Such right of first refusal shall be exercisable and lapse in accordance with the terms established by the Board or the Committee and set forth in the Award agreement.

8.13           Lock-Up Agreement.  In the event of any underwritten public offering of the Company’s securities made by the Company pursuant to an effective registration statement filed under the Securities Act, the Board and the Committee shall have the right to impose market stand-off restrictions on each Award recipient whereby such Participant shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering.  The foregoing limitation shall not apply to shares registered in the public offering under the Securities Act.

8.14           Stockholder Agreements/Investment Representations.  As a condition to the exercise of an Option or the issuance of Common Stock hereunder, the Committee or the Board may require the Participant to enter into such agreements (including but not limited to a buy/sell or voting trust agreement) with respect to the shares as may be required of other stockholders of the Company.  In addition, the Committee or the Board may require the Participant to represent and warrant at the time of any such exercise or issuance that the shares are being purchased only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such a representation is required by any relevant provisions of law.

8.15           Exemptions from Section 16(b) Liability.  It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16(b) of the Exchange Act pursuant to an applicable exemption (except for transactions acknowledged by the Participant in writing to be non-exempt).  Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 under the Exchange Act as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

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ARTICLE IX
WITHHOLDING FOR TAXES

Any issuance of Common Stock pursuant to the exercise of an Option or in payment of any other Award under the Plan shall not be made until appropriate arrangements satisfactory to the Company have been made for the payment of any tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company with respect thereto at the minimum statutory rate.  Such arrangements may, at the discretion of the Board or the Committee, include allowing the person to tender to the Company shares of Common Stock owned by the person if such tendered shares of Common Stock have been held by such person for at least six months, or to request the Company to withhold shares of Common Stock being acquired pursuant to the Award, whether through the exercise of an Option or as a distribution pursuant to the Award, which have an aggregate FMV Per Share as of the date of such withholding that is not greater than the sum of all tax amounts to be withheld with respect thereto, together with payment of any remaining portion of such tax amounts in cash or by certified check payable and acceptable to the Company. Notwithstanding the foregoing, if on the date of an event giving rise to a tax withholding obligation on the part of the Company the person is an officer or individual subject to Rule 16b-3 under the Exchange Act, such person may direct that such tax withholding be effectuated by the Company withholding the necessary number of shares of Common Stock (at the tax rate required by the Code) from such Award payment or exercise.

ARTICLE X
MISCELLANEOUS

10.1           No Rights to Awards or Uniformity Among Awards.  No Participant or other person shall have any claim to be granted any Award; there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards; and the terms and conditions of Awards need not be the same with respect to each recipient.

10.2           Conflicts with Plan.  In the event of any inconsistency or conflict between the terms of the Plan and an Award, the terms of the Plan shall govern.

10.3           Rights as Employee, Consultant or Director.  No person, even though eligible under this Plan, shall have a right to be selected as a Participant (except in the case of the automatic option grant program for Non-Employee Directors under ARTICLE IV), or, having been so selected, to be selected again as a Participant (except in the case of the automatic option grant program for Non-Employee Directors under ARTICLE IV).  Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Service Provider or Director, or interfere with or limit in any way any right of the Company or its Affiliates to terminate the Participant’s Service at any time.  To the extent that an Employee of an Affiliate other than the Company receives an Award under the Plan, the Award can in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

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10.4           Governing Law.  The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal law and the laws of the State of Delaware, without regard to any principles of conflicts of law.

10.5           Gender, Tense and Headings.  Whenever the context requires such, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural.  Section headings as used herein are inserted solely for convenience and reference and constitute no part of the Plan.

10.6           Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Participant or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Board or the Committee, such provision shall be construed or deemed amended as necessary to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board or the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Participant or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

10.7           Other Laws.  The Board or the Committee may refuse to issue or transfer any shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such shares or such other consideration might violate any applicable law.

10.8           Unfunded Obligations.  Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes.  Except as provided under ARTICLE V of the Plan with respect to the delivery of stock certificates, no provision of the Plan shall require or permit the Company or any Affiliates, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company nor any Affiliates maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes.  Participants shall have no rights under the Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other Employees, Service Providers or Non-Employee Directors under general law.  The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder.  Any investments or the creation or maintenance of any trust or any Participant account shall not create nor constitute a trust or fiduciary relationship between the Committee or any Affiliate and a Participant, nor otherwise create any vested or beneficial interest in any Participant nor the Participant’s creditors in any assets of the Company or any Affiliate.  The Participants shall have no claim against any Affiliate for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.  The Plan shall not constitute an “employee benefit plan” for purposes of Section 3(3) of ERISA.

10.9           No Guarantee of Tax Consequences.  The Participant shall be solely responsible for and liable for any tax consequences (including but not limited to any interest or penalties) as a result of participation in the Plan. Neither the Board, nor the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder and assumes no liability whatsoever for the tax consequences to the Participants.

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10.10         Stockholder Agreements.  The Board of the Committee may, from time to time, condition the grant, exercise or payment of any Award upon such Participant entering into a stockholders’ agreement, voting agreement, repurchase agreement or lockup or market standoff agreement in such form or forms as approved from time to time by the Board.

10.11         Specified Employee under Section 409A of the Code.  Subject to any other restrictions or limitations contained herein, in the event that a “specified employee” (as defined under Section 409A of the Code) becomes entitled to a payment under the Plan that is subject to Section 409A of the Code on account of a “separation from service” (as defined under Section 409A of the Code), such payment shall not occur until the date that is six months plus one day from the date of such “separation from service.”  Any amount that is otherwise payable within the 6-month period described herein will be aggregated and paid in a lump sum amount with interest at the prime rate as reported in The Wall Street Journal.

10.12         No Additional Deferral Features.  No Award shall contain or reflect, or be amended or affected or supplemented by any other agreement to contain or to be part of, a “deferral feature” or an “additional deferral feature” within the meaning and usage of those terms under Section 409A of the Code and the Treasury Regulations and other administrative guidance thereunder.

[END OF 2009 EQUITY INCENTIVE PLAN]

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APPENDIX B

AMENDED AND RESTATED CHARTER OF
THE AUDIT COMMITTEE
OF
VALENCE TECHNOLOGY, INC.

(as adopted by the Board of Directors July 28, 2009)

I. PURPOSE

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Valence Technology, Inc., a Delaware corporation (the “Company”), has been established to represent and assist the Board in its general oversight of the Company's accounting and financial reporting processes, audits of the financial statements, internal control and audit functions.  Management is responsible for (a) the preparation, presentation and integrity of the Company's financial statements; (b) accounting and financial reporting principles; and (c) the Company's internal controls and procedures designed to promote compliance with accounting standards, applicable laws and regulations and the Company's ethical standards.  The company's independent auditing firm is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

The Committee members are not professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Committee certify that the independent auditor is "independent" under applicable rules.  The Committee only serves a Board-level oversight role where it oversees the relationship with the independent auditor, as set forth in this charter, receives information and provides advice, counsel and general direction, as it deems appropriate, to management and the auditors, taking into account the information it receives, discussions with the auditor, and the experience of the Committee's members in business, financial and accounting matters.  The Company’s management is responsible for preparing the Company’s financial statements such that they are complete and accurate and in accordance with generally accepted accounting principles.  The Company’s independent auditors are responsible for auditing the financial statements.  The activities of the Committee are in no way designed to supersede or alter those traditional responsibilities.

II. COMPOSITION

The Committee shall be composed of three or more independent directors elected by the Board for a one-year term, all of whom (except as otherwise permitted) shall meet the requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable rules of the SEC.

Each Committee member shall meet the independence, financial literacy and related audit committee membership requirements set forth in The Nasdaq Stock Market listing standards in effect from time to time (the “Nasdaq Standards”).  No person may be a Committee member if his or her service on the Committee would violate any restriction on service imposed by the Nasdaq Standards, any rule or regulation of the SEC or any securities exchange or market on which shares of the common stock of the Company are traded.  Committee members may be removed at any time, with or without cause, by the Board.  Committee members shall have a working familiarity with basic finance and accounting practices and must be able to read and understand fundamental financial statements or will become able to do so within a reasonable period of time following appointment to the Committee.  There will be at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication who shall be an “audit committee financial expert.”  Committee members shall maintain regular communication with the Chief Executive Officer, Chief Financial Officer, lead partner of the independent accountant and the person or persons responsible for the Company’s internal audit function.

Except for Board and Committee fees, a Committee member shall not be permitted to accept from the Company any fees paid directly or indirectly for services as a consultant, legal advisor or financial advisor or any other fees prohibited by the rules of the SEC and the Nasdaq Standards.  No Committee member may be an affiliated person of the Company or any of its subsidiaries.  No director may serve on the Committee, without the approval of the Board, if such director simultaneously serves on the audit committee of more than three public companies.

III. MEETINGS

Meetings of the Committee shall be held at such times and places as the Committee shall determine, including by written consent.  The Committee will meet at least quarterly, or more frequently, as circumstances dictate.  When necessary, the Committee shall meet in executive session outside of the presence of any senior executive officer of the Company.  The Committee may ask members of management, employees, outside counsel, the independent accountants, internal auditors or others to attend any meetings and to provide such information as the Committee may request.  In fulfilling its responsibilities the Committee shall have authority to delegate its authority to subcommittees, in each case to the extent permitted by applicable law.

IV. RESPONSIBILITIES

The Committee’s policies and procedures should remain flexible to enable the Committee to react to changes in circumstances and conditions so that it can fulfill its oversight responsibilities.  In addition to such other duties as the Board may assign, the Committee shall:

1.	Be directly responsible for the appointment, replacement, compensation, and oversight of the work of the independent auditor. The independent auditor shall report directly to the Committee.

2.
Obtain and review annually a report by the independent auditor describing the audit firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, peer review, PCAOB inspection, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with any such issues.

3.
Review and discuss with the independent auditor the written statement from the independent auditor concerning any relationship between the auditor and the company or any other relationships that may adversely affect the independence of the auditor, and, based on such review, assess the independence of the auditor.

4.
Establish policies and procedures for the review and pre-approval by the Committee of all auditing services and permissible non-audit services (including the fees and terms thereof) to be performed by the independent auditor.

5.
As appropriate, review and discuss with the independent auditor:  (a) its audit plans, and audit procedures, including the scope, fees and timing of the audit; (b) the results of the annual audit examination and accompanying management letters; and (c) the results of the independent auditor's procedures with respect to interim periods.

6.
Review and discuss reports from the independent auditors on (a) all critical accounting policies and practices used by the Company, (b) alternative accounting treatments within GAAP related to material items that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the independent auditor, and (c) other material written communications between the independent auditor and management.

7.
Review and as appropriate discuss with management and the independent auditor quarterly earnings press releases, the year-end audited financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations".

8.
Review and discuss with management and the independent auditor various topics and events that may have significant financial impact on the Company or that are the subject of discussions between management and the independent auditors.

9.	Review and approve related-party transactions (as defined in the relevant NASDAQ requirements).

10.
Review and discuss with management, the independent auditor, and the Company's chief financial officer (CFO):  (a) the adequacy and effectiveness of the Company's internal controls (including any significant deficiencies or material weaknesses) and significant changes in internal controls reported to the Committee by the independent auditor or management; (b) the Company's internal audit procedures; and (c) the adequacy and effectiveness of the Company's disclosures controls and procedures, and management reports thereon.

11.	Review and concur in the appointment, replacement, reassignment, or dismissal of the CFO.

12.	Review the use of auditors other than the independent auditor in cases such as management's request for second opinions.

13.
Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

14.	Determine the appropriate funding for payment of ordinary administrative expenses of the Committee that are necessary or appropriate for carrying out its duties.

15.	Publish the report of the Committee required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

16.	Perform any other activities consistent with this charter, the Company’s bylaws and governing law as the Committee or the Board deems necessary or appropriate.

V. MISCELLANEOUS

The Committee shall have the authority to retain special legal, accounting or other consultants for advice and assistance.  The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities.  The Company shall give sufficient funding, as determined by the Committee, for the payment of compensation to the outside advisors employed by the Committee.  The Committee shall have sole authority to negotiate and approve the fees and retention terms of such advisors.  Nothing contained in this Charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the directors of the Company or members of the Committee.  The purposes and responsibilities outlined in this Charter are meant to serve as guidelines rather than as inflexible rules and the Committee is encouraged to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities.  The Committee shall evaluate its performance annually and confirm that all responsibilities outlined in this Charter have been carried out.  The Committee may recommend to the Board such changes to this Charter as the Committee deems appropriate.  This Charter, and any amendments thereto, shall be displayed on the Company’s website and a printed copy of such shall be made available to any stockholder of the Company who requests it.

APPENDIX C

CHARTER OF
THE COMPENSATION COMMITTEE
OF
VALENCE TECHNOLOGY, INC.

(as adopted by the Board of Directors July 28, 2009)

I.      PURPOSE

The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Valence Technology, Inc. (the “Company”) is to assist the Board in fulfilling its oversight responsibilities for compensation of executive officers and administration of the Company’s equity incentive plans.

II.           AUTHORITY

The Committee has authority to conduct or authorize investigations into any matters within its scope of responsibilities.  It is also empowered to:

•	engage, or authorize management to engage, outside legal, accounting or other advisors and consultants to provide advice and assistance as the Committee deems necessary to carry out its duties;

•	meet with the Company’s officers, external auditors, general counsel and outside counsel, as necessary to fulfill its responsibilities; and

•
delegate authority to subcommittees (consisting solely of one or more members of the Committee), provided that any decisions made pursuant to such delegated authority and a description of the services rendered are presented to the full Committee at its next regularly scheduled meeting.

III.           COMPOSITION

The Committee shall consist of at least three (3) members of the Board elected annually by the Board, each of whom shall be:

•
“independent” as defined in the listing standards of the Nasdaq National Market (or any exchange on which the Company’s securities may be listed) as in effect from time to time (the “Listing Standards”);

•	a “non-employee director” as defined under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rule as may be amended from time to time;

•	an “outside director” as defined under Section 162(m) of the Internal Revenue Code of 1986 and regulations promulgated thereunder; and

•	otherwise be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

The Committee and its members will comply with all applicable compensation committee requirements promulgated by the Listing Standards, the Securities and Exchange Commission and the Internal Revenue Service.  A Chairperson of the Committee shall be appointed by the Board, or if the Board shall not appoint a Chairperson, then by the Committee.

IV.           MEETINGS

The Committee shall meet periodically as the Committee deems advisable.  Committee members are expected to attend each meeting.  The Committee may invite members of management and others to attend meetings, except to the extent otherwise restricted hereby, by law or by the applicable listing standards of any stock exchange on which the Company’s securities may be listed for trading.  Meeting agendas and any briefing materials will be provided in advance.  Minutes will be kept of each meeting.

V.           RESPONSIBILITIES

The Committee’s policies and procedures should remain flexible and give consideration to any changes in circumstances and conditions so as to ensure that the Company remains in compliance with applicable legal and regulatory requirements.  The Committee shall:

1.
Meet to determine the compensation of the Chief Executive Officer and, if applicable, Chairman of the Board of the Company in executive session (i.e. without the presence of such officer(s)).  In determining the amount, form, and terms of such compensation, the Committee shall consider the annual performance evaluations of the CEO and, if applicable, Chairman conducted by the Board of Directors in light of company goals and objectives relevant to CEO and, if applicable, Chairman compensation, competitive market data pertaining to compensation at comparable companies, and such other factors as it shall deem relevant, and shall be guided by, and seek to promote, the best interests of the Company and its shareholders.

2.
Determine salaries, bonuses, and other matters relating to compensation of the executive officers of the Company.  In determining the amount, form, and terms of such compensation, the Committee shall consider the officer’s performance in light of company goals and objectives relevant to executive compensation, competitive market data pertaining to executive compensation at comparable companies, and such other factors as it shall deem relevant, and shall be guided by, and seek to promote, the best interests of the Company and its stockholders.  The CEO of the Company may be present at meetings during which such compensation is under review and consideration but may not vote.

3.	Review and make recommendations to the Board with respect to stockholder proposals related to compensation matters.

4.	As appropriate, review and make recommendations to the Board regarding executive compensation and benefit plans and programs.

5.
Review with the Chief Executive Officer and may make recommendations to the full Board regarding the overall compensation payable to employees other than executive officers; provided that the Committee has not been delegated, and is not expected to assume, responsibility for oversight of the Company’s non-executive employee compensation.

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6.
As requested by executive management, review, consult and make recommendations and/or determinations regarding employee compensation and benefit plans and programs generally, including employee bonus and retirement plans and programs.

7.	Consult with the Chief Executive Officer and/or the Chairman of the Board regarding a succession plan for the Company’s executive officers.

8.	Administer the Company’s equity incentive plans, including the review and grant of stock option and other equity incentive grants to executive officers.

9.
Prepare the report, required by the proxy rules of the SEC, to be included in the Company’s annual proxy statement or the Company’s annual report filed on Form 10-K with the SEC, describing the Committee’s composition, responsibilities and how they were discharged, and any other required information; and review and discuss the Compensation Discussion and Analysis (CD&A) section of the proxy statement with management, including the Chief Executive Officer and the Chief Financial Officer, and recommend to the Board that the CD&A be included in the Company’s annual report and proxy statement.

10.	Perform any other activities consistent with this Charter, the Company’s bylaws and governing law as the Committee or the Board deems necessary or appropriate.

VI.           MISCELLANEOUS

The Committee shall have the authority to retain special legal, accounting or other consultants for advice and assistance.  The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities.  The Company shall give sufficient funding, as determined by the Committee, for the payment of compensation to the outside advisors employed by the Committee.  The Committee shall have sole authority to negotiate and approve the fees and retention terms of such advisors.  Nothing contained in this Charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the directors of the Company or members of the Committee.  The purposes and responsibilities outlined in this Charter are meant to serve as guidelines rather than as inflexible rules and the Committee is encouraged to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities.  The Committee shall evaluate its performance annually and confirm that all responsibilities outlined in this Charter have been carried out.  This Charter, and any amendments hereto, shall be displayed on the Company’s website and a printed copy of such shall be made available to any stockholder of the Company who requests it.

3

VALENCE TECHNOLOGY, INC. 12303 TECHNOLOGY BLVD. SUITE 950 AUSTIN, TX 78727
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M1 6043-P83803 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VALENCE TECHNOLOGY, INC.		For	Withhold	For All	To withhold authority to vote for any individual
		All	All	Except	nominee(s), mark “For All Except” and write the
1.	ELECTION OF DIRECTORS				number(s) of the nominee(s) on the line below.

	Proposal to elect FIVE directors to the Board of Directors	☐	☐	☐

01) Carl E. Berg 04) Bert C. Roberts, Jr.
02) Robert L. Kanode 05) Donn V. Tognazzini
03) Vassilis G. Keramidas

2.	RATIFICATION OF AUDITORS					For	Against	Abstain

	To ratify the selection of PMB Helin Donovan, LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2010					☐	☐	☐

3.	APPROVAL OF 2009 EQUITY INCENTIVE PLAN

	To approve the adoption of the Valence Technology, Inc 2009 Equity Incentive Plan					☐	☐	☐

In the discretion of the proxies, such other business as may properly come before the meeting and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of the nominees as director, FOR the ratification of the selection of PMB Helin Donovan, LLP as the Company's independent registered public accounting firm and FOR the approval of the adoption of the 2009 Equity Incentive Plan.

NOTE: Please sign, date and return your instructions promptly in the enclosed envelope. Sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian or other fiduciary, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders of Valence Technology, Inc. to be held on September 8, 2009:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M1 6043-P83803

VALENCE TECHNOLOGY, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS ON SEPTEMBER 8, 2009

The 2009 Annual Meeting of the Stockholders of Valence Technology, Inc. (the "Company") will be held on Tuesday, September 8, 2009, at 9:00 a.m. local time, Central Daylight Time, at the corporate headquarters of Valence Technology, Inc., 12303 Technology Boulevard, Suite 950, Austin, Texas 78727.

The undersigned, having received the notice and accompanying Proxy Statement for said meeting, hereby constitutes and appoints Robert L. Kanode or Roger A. Williams, or either of them, his/her true and lawful agents and proxies, with power of substitution and resubstitution in each, to represent and vote at the 2009 Annual Meeting scheduled to be held on September 8, 2009, or at any adjournment or postponement thereof, on all matters coming before said meeting, all shares of Common Stock of the Company which the undersigned may be entitled to vote. The above proxies are hereby instructed to vote as shown on the reverse side of this card.

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE. AN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THIS PURPOSE.

(Continued and to be dated and signed on the reverse side.)